File No. 33-75708
File No. 811-8370

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                  Pre-Effective Amendment No.                              [ ]
                                             ----

                  Post-Effective Amendment No. 20                          [X]
                                              ----

           REGISTRATION STATEMENT UNDER THE
           INVESTMENT COMPANY ACT OF 1940                                  [ ]

                  Amendment No. 24                             [X]
                               ----

                                 MCMORGAN FUNDS
               (Exact Name of Registrant as Specified on Charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                    (Address of Principal Executive Offices)

                                 (800) 788-9485
                         (Registrant's Telephone Number)

                                 Teresa Matzelle
                                 Vice President
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                             -----------------------
                     (Name and Address of Agent for Service)

Copies to:

Bibb L. Strench, Esq                     Michael Hession, Esq.
Sutherland Asbill & Brennan LLP          New York Life Investment Management LLC
1275 Pennsylvania Avenue, N.W.           169 Lackawanna Avenue
Washington, DC  20004                    Parsippany, NJ  07054

It is proposed that this filing will become effective (check appropriate box).

   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] on (date) pursuant to paragraph (b) of Rule 485
   [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

McMorgan Funds

PROSPECTUS

[Object Omitted]

Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund

October 15, 2005

One Bush Street, Suite 800
San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

McMorgan Funds - Prospectus - October 15, 2005

McMorgan Principal Preservation Fund

McMorgan Intermediate Fixed Income Fund

McMorgan Fixed Income Fund

McMorgan High Yield Fund

McMorgan Balanced Fund

McMorgan Equity Investment Fund

Table of Contents

The Funds
    McMorgan Principal Preservation Fund......................................2
    McMorgan Intermediate Fixed Income Fund...................................4
    McMorgan Fixed Income Fund................................................7
    McMorgan High Yield Fund..................................................10
    McMorgan Balanced Fund....................................................12
    McMorgan Equity Investment Fund...........................................15
Fees and Expenses of the Funds................................................7
Management of the Funds.......................................................9
Your Account..................................................................1
    Buying Shares.............................................................21
    Selling Your Shares.......................................................24
Additional Information on Buying and Selling Fund Shares......................26
Distributions and Taxes.......................................................27
Fund Distribution.............................................................28
Other Investment Strategies and Risks.........................................29
Financial Highlights..........................................................30
Additional Information................................................Back Cover

                      MCMORGAN PRINCIPAL PRESERVATION FUND

Type of Fund: A Taxable Money Market Fund
Ticker Symbol: MCPXX

Investment Goal

Maximum current income consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, the Fund's adviser looks for securities that appear to offer the best relative value based on an analysis of:

     o   credit quality
     o   interest rate sensitivity
     o   yield
     o   price

The Fund invests at least 95% of its assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service ("S&P") (at least AA), Moody's Investors Service, Inc. ("Moody's") (at least Aa) or Fitch/IDC ("Fitch") (at least AA). From time to time, the Fund may also invest in unrated securities that the adviser believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its assets in unrated securities and short-term debt securities assigned the second highest rating.

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit

     o commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the adviser

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Additional risks associated with an investment in the Fund include:

     o an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o an issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.

     o the Fund's yield will fluctuate with changes in short-term interest rates.

Definitions

Commercial Paper: negotiable short-term, unsecured promissory notes generally sold at a discount with a maximum maturity of nine months.

Liquidity: the ability to convert assets easily and quickly into cash. High liquidity produces flexibility for an investor in a low-risk position, but tends to decrease profitability.

Suitability

The Fund may be appropriate for investors who wish to avoid fluctuations in principal while earning interest income. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities or securities with longer maturities.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The figures assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------------------------------
5.72%      5.15%      5.38%      5.30%      4.92%      6.17%    4.21%      1.58%     0.97%    %
---------- ---------- ---------- ---------- ---------- -------- ---------- --------- -------- ----------
---------- ---------- ---------- ---------- ---------- -------- ---------- --------- -------- ----------
1995       1996       1997       1998       1999       2000     2001       2002      2003     2004
--------------------------------------------------------------------------------------------------------

Year-to-Date Return                  ___% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

                                         1 Year         5 Years         10 Years

McMorgan Principal Preservation Fund     0.97%           3.55%          4.38%

The seven-day yield as of [more recent date?] was %. Call 800-788-9485 between 10:30 a.m. and 7:30 p.m. Eastern time for the current yield.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     MCMORGAN INTERMEDIATE FIXED INCOME FUND

Type of Fund: An Intermediate Term Investment Grade Bond Fund
Ticker Symbol: MCMNX

Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

The Fund invests at least 80% of its net assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity.

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U. S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

     The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o   corporate, bank and commercial obligations

     o   mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables


Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.

Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and less market fluctuation than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in short- to intermediate-term securities that generally have higher yields and slightly more interest rate risk than a money market fund. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Intermediate Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------------------------------
14.95%       4.13%      7.91%    7.81%      -0.31%     9.84%    7.98%      7.90%   3.75%      %
------------ ---------- -------- ---------- ---------- -------- ---------- ------- ---------- ----------
------------ ---------- -------- ---------- ---------- -------- ---------- ------- ---------- ----------
1995         1996       1997     1998       1999       2000     2001       2002    2003       2004
--------------------------------------------------------------------------------------------------------

Year-to-Date Return                   ____% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

--------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year           5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                          3.75%            5.77%           6.62%
--------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions*                         1.68%            3.47%           4.23%
--------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of Fund Shares  2.72%            3.52%           4.18%
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Government/Credit Index**         4.31%            6.65%           7.23%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

================================================================================
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           MCMORGAN FIXED INCOME FUND

Type of Fund: An Investment Grade Bond Fund
Ticker Symbol: MCMFX

Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o   corporate, bank and commercial obligations

     o   mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.

Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed-income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------------------------------
19.29%       3.05%      9.53%    8.52%      -2.18%   11.55%     7.02%      10.93   4.14%      %
------------ ---------- -------- ---------- -------- ---------- ---------- ------- ---------- ----------
------------ ---------- -------- ---------- -------- ---------- ---------- ------- ---------- ----------
1995         1996       1997     1998       1999     2000       2001       2002    2003       2004
--------------------------------------------------------------------------------------------------------

Year-to-Date Return                   -____% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

--------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year           5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                          4.14%            6.17%           7.34%
--------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions*                         1.83%            3.83%           4.89%
--------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of Fund Shares  2.68%            3.80%           4.75%
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Credit Index**                      4.67%            6.66%           7.79%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

================================================================================
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCMORGAN HIGH YIELD FUND

Type of Fund: A High Yield Fund
Ticker Symbol:  MCMHX

Investment Goal

Maximize income in a manner consistent with above average total return. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's and/or S&P, or unrated but that are considered to be of comparable quality by the Fund's sub-adviser. The Fund will invest in securities with no limit on the average remaining maturities. The average weighted portfolio maturity will generally be between four and ten years. Certain preferred equity securities may be counted towards the Fund's 80% high yield requirement, if the Fund's sub-adviser determines that the securities have economic characteristics similar to high yield debt securities.

The Fund's investment process involves a "bottom-up" credit selection approach, which is governed by a "top-down" sector analysis. The Fund seeks investments with optimal risk/reward characteristics and places on emphasis on companies that are expected to generate free cash flow. Individual portfolio securities are monitored for changes in the creditworthiness of their issuers, corporate and industry events impacting the issuers, and the issuers' ability to meet investment expectations. The Fund controls risk through detailed credit analysis on the issuers of securities considered and purchased, proactive monitoring of holdings, and diversification. Company analysis takes into consideration such factors as events unique to an industry, competitive landscape, earnings and cash flow strength, asset protection, liquidity, financial flexibility and management goals and growth plans.

Due to its trading strategies, the Fund may experience a portfolio turnover rate that exceeds 100%. Funds with high turnover rates often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains.

Other Investments

The Fund may invest, without limitation unless otherwise noted, in other types of instruments such as money market securities, repurchase agreements, bank loans, asset-backed securities and mortgage-backed securities, targeted return index securities ("TRAINs") and other index-linked securities, investment grade securities, convertible bonds, derivative instruments (including futures contracts and options), common and preferred stocks (including structured preferred stocks), securities issued with equity or warrants (purchased separately or as a unit), and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Principal Risks

By investing in high yield securities, which are generally considered speculative because they present a greater risk of loss, the Fund may expose you to certain risks including:

     o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity. High yield debt securities, commonly known as junk bonds, are rated Ba1 and below by Moody's and BB+ and below by S&P, and are generally considered riskier because they present a greater risk of loss, including default, than higher rated debt securities.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

Suitability

The Fund may be appropriate for investors who want higher returns than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in high yield securities that generally have higher yields to compensate for increased credit risk. This Fund may be suitable for less conservative investors who are willing to accept a significantly higher level of risk than may be found with funds that invest in investment grade securities. The Fund generally has more market fluctuation than the McMorgan Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Citigroup High Yield Market Cappped Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

        [INSERT BAR CHART AND TABLE FOR 2004. ALSO, INSERT NEW BENCHMARK
                              INDEX PERFORMANCE.]

Definitions

INVESTMENT GRADE: an investment grade security is one rated Baa or higher by Moody's, BBB- or higher by S&P, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the sub-adviser believes are comparable to investment grade rated securities.

MCMORGAN  BALANCED  FUND

Type of Fund: A Balanced Fund
Ticker Symbol: MCMBX

Investment Goal

Balance of capital appreciation, income and preservation of capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Equities

The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The sub-adviser's underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The sub-adviser uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

Debt Securities

The Fund seeks to provide shareholders with income by investing in a broad range of intermediate- and long-term debt securities, including:

     o securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury
     o   corporate, bank and commercial obligations
     o   mortgage-backed securities
     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

The adviser's investment process for selecting debt securities for the Fund utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

Principal Risks

By investing in stocks and bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests a portion of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions. The equity portion of the Fund currently has, but may not always have, weightings similar to that of the S&P 500 Index (but is not necessarily invested in the same securities that are in the Index).

     o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

     o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.

Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who are willing to accept the risks associated with a combination of investments in equity and fixed income securities. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmarks, the S&P 500 Index (equities) and the Lehman Brothers U.S. Government/Credit Index (debt securities), two unmanaged securities indices. The figures assume reinvestment of all dividends and distributions.

----------------------------------------------------------------------------------------------------
28.71%      16.26%    23.66%    20.63%    7.04%     0.71%    -3.13%    -11.95%   16.40%    %
----------- --------- --------- --------- --------- -------- --------- --------- --------- ---------
----------- --------- --------- --------- --------- -------- --------- --------- --------- ---------
1995        1996      1997      1998      1999      2000     2001      2002      2003      2004
----------------------------------------------------------------------------------------------------

Year-to-Date Return                _____% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

----------------------------------------------------------------------------------------------------------------------------
                                                                      1 Year           5 Years         10 Years
----------------------------------------------------------------------------------------------------------------------------
McMorgan Balanced Fund
----------------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                           16.40%            1.37%           9.72%
----------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions*                          15.89%            0.05%           8.30%
----------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of Fund Shares   11.15%            0.49%           7.74%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                      28.68%           -0.57%          11.89%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/ Credit Index***                      4.67%            6.66%           7.79%
----------------------------------------------------------------------------------------------------------------------------

================================================================================
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.
*** Lehman Brothers U.S. Government/ Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                         MCMORGAN EQUITY INVESTMENT FUND

Type of Fund: A Diversified Stock Fund
Ticker Symbol: MCMEX

Investment Goal

Above-average total return consistent with reasonable risk. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The sub-adviser uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Fund generally will be as fully invested as possible, but at least 80% of its assets will always be invested in equity securities.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money. These risks include market risk - which is the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Suitability

The Fund may be appropriate for investors who desire long-term growth and are willing to accept the risk of occasional volatile returns similar to the returns of the S&P 500 Index. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the S&P 500 Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

------------------------------------------------------------------------------------------------------------
  35.94%     26.80%     33.84%    27.76%     11.54%     -6.39%    -10.56%    -25.79%   23.44%     %
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ----------
------------ ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ----------
1995         1996       1997      1998       1999       2000      2001       2002      2003       2004
------------------------------------------------------------------------------------------------------------

Year-to-Date Return          % as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                       1 Year           5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------
McMorgan Equity Investment Fund
-----------------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                            23.44%           -3.08%          10.40%
-----------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions*                           23.23%           -3.76%           9.68%
-----------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of Fund Shares    15.46%           -2.80%           8.92%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                       28.68%           -0.57%          11.89%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

================================================================================
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FEES AND EXPENSES OF THE FUNDS

The following table shows the fees and expenses you may pay if you buy and hold shares of the Funds. The Class McMorgan shares of the Funds do not impose any front-end loads, deferred sales loads or Rule 12b-1 distribution fees. Shareholders are not charged for exchanging shares or reinvesting dividends.

-----------------------------------------------------------------------------------------------------------------------------
                                       McMorgan       McMorgan                                                 McMorgan
                                       Principal      Intermediate   McMorgan       McMorgan      McMorgan     Equity
                                       Preservation   Fixed Income   Fixed Income   High  Yield   Balanced     Investment
                                       Fund           Fund           Fund           Fund          Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
investment)
-----------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)       None           None           None           None          None           None
     Imposed on Purchases
-----------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)       None           None           None           None          None           None
     Imposed on Reinvested Dividends
-----------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                    None           None           None           None          None           None
-----------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                      None           None           None           None          None           None
-----------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
    (expenses that are deducted
     from Fund assets)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     Management Fees                   0.25%          0.35%          0.35%          0.50%         0.45%          0.50%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     Other Expenses                    0.21%          0.22%          0.42%          0.31%         0.27%          0.22%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses*                             0.46%          0.57%          0.77%          0.81%         0.72%          0.72%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

* These are the gross fees and expenses of the Funds. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets: Principal Preservation Fund -.30%; Intermediate Fixed Income Fund - 0.50%; Fixed Income Fund - 0.50%; High Yield Fund - 0.75%; Balanced Fund - 0.60%; and Equity Investment Fund - 0.72%. This voluntary action by the adviser may be discontinued at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and each Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for each Fund would be:

-----------------------------------------------------------------------------------------------------------------
                                                       1 Year         3 Years         5 Years        10 Years
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
McMorgan Principal Preservation Fund                   $47            $148            $258           $579
-----------------------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income Fund                $58            $183            $318           $714
-----------------------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund                             $79            $246            $428           $954
-----------------------------------------------------------------------------------------------------------------
McMorgan High Yield Fund                               $83            $259            $450           $1,002
-----------------------------------------------------------------------------------------------------------------
McMorgan Balanced Fund                                 $74            $230            $401           $894
-----------------------------------------------------------------------------------------------------------------
McMorgan Equity Investment Fund                        $74            $230            $401           $894
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

The adviser of the Funds is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in each Fund's investment portfolio. In the case of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, the adviser is responsible for overseeing the sub-adviser's selection, purchasing, monitoring and selling of the securities in the investment portfolios of the Funds. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Funds.

McMorgan & Company, the predecessor to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of September 30, 2005, the adviser had approximately $_____ billion of assets under management, including investment company assets of approximately $_____ million.

The sub-adviser of the High Yield Fund, the Equity Investment Fund, and the equity portion of the Balanced Fund is: New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Prior to May, 2005, the adviser managed the Equity Investment Fund and the equity portion of the Balance Fund.

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of September 30, 2005, the sub-adviser and its affiliates had approximately $_____ billion in assets under management.

Portfolio Management

The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below:

PRINCIPAL PRESERVATION FUND - Biran A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock
INTERMEDIATE FIXED INCOME FUND - Biran A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock
FIXED INCOME FUND - Biran A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock
HIGH YIELD FUND - Joseph Hynes and John Ciaberrelli
BALANCED FUND - Biran A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock and Harvey Fram
EQUITY INVESTMENT FUND - Harvey Fram

The following section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

JOSEPH HYNES. Mr. Hynes is Head of the Public High Yield Team. Previously, he was the Head of Corporate Bond Research for public investment grade bonds and Head of Public Emerging Markets Research. He has over 20 years of investment experience. Prior to joining the firm, Mr. Hynes held positions as an investment banking analyst at Drexel Burnham Lambert's Commercial Paper unit, as a credit analyst at Standard & Poor's Debt Rating Division, and as a financial analyst involved in budgeting and strategic planning at Genstar Inc. Mr. Hynes earned his BA from the University of Notre Dame.

JOHN P. CIBBARELLI, CFA. Mr. Cibbarelli is a portfolio manager and a public high-yield analyst. Previously, he was an analyst in the Private Finance Group, focused on the origination of private high yield debt, private equity, and leveraged bank loan investments. He has over 14 years of investment experience. Prior to joining the firm, he was an internal auditor at Bankers Trust Company and a financial analyst in M&A at Dean Witter Reynolds. Mr. Cibbarelli earned his MBA from Columbia University and his BSBA from Georgetown University.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.

An investment management team at the adviser manages the investment portfolios of the Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund and Balanced Fund (fixed income portion only). An investment management team at the sub-adviser manages investment portfolios of the High Yield Fund, the Equity Investment Fund and the Balanced Fund (equity portion only). The Board of Trustees supervises the overall management of each Fund and delegates certain of its responsibilities to the adviser. Certain adviser personnel are responsible for overseeing the sub-adviser's selection, purchasing, monitoring and selling of the securities in those Funds' investment portfolios and for providing other investment management services to those Funds. No member of either investment management team is solely responsible for making recommendations for portfolio purchases and sales.

Management Fees

Each Fund pays the adviser an annual advisory fee as a percentage of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Funds paid the following investment advisory fees to the adviser:

                                                            Fees as % of average
Fund                                                          daily net assets
----                                                          ----------------

McMorgan Principal Preservation Fund                                  0.09%
McMorgan Intermediate Fixed Income Fund                               0.28%
McMorgan Fixed Income Fund                                            0.08%
McMorgan High Yield Fund                                              0.44%
McMorgan Balanced Fund                                                0.33%
McMorgan Equity Investment Fund                                       0.50%

Management of the Funds (continued)

The fees paid to the adviser reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed the following:

     o   0.30% for the McMorgan Principal Preservation Fund

     o 0.50% for the McMorgan Intermediate Fixed Income Fund and the McMorgan Fixed Income Fund

     o   0.75% for the McMorgan High Yield Fund

     o   0.60% for the McMorgan Balanced Fund

     o   0.75% for the McMorgan Equity Investment Fund

Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Funds within the following three years if the Funds are able to make the repayment without exceeding their current expense limits.

Operating expenses not required in the normal operation of the Funds are payable by the Funds. These expenses include taxes, interest, governmental charges and fees, including registration of the Funds with the Securities and Exchange Commission ("SEC") and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

Pursuant to the Subadvisory Agreements between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of each Fund that it manages and the Trust, manages the assets of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser: (1) 50% of the net advisory fee received by the adviser from the High Yield Fund pursuant to the Advisory Agreement between the adviser and the High Yield Fund, and (2) 0.25% of the average daily net assets of the Equity Investment Fund and Balanced Fund pursuant to the Sub-Advisory Agreements related to the Equity Investment Fund and the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Equity Investment Fund or Balanced Fund for expenses or waive any expense for the Equity Investment Fund or Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

YOUR ACCOUNT

BUYING SHARES

You may buy shares in any of the Funds, except the High Yield Fund, with an initial investment of $5,000 or more ($250 for retirement plans). Additional investments may be made for as little as $250. You may buy shares of the High Yield Fund with an initial investment of $250,000 or more. Additional investments may be made for as little as $250. The Funds reserve the right to waive the minimum investment requirements, upon request, for qualified retirement or benefit plans, IRA's, and the Trustees of the McMorgan Funds or employees of the Funds' investment adviser.

Pricing of Fund Shares

The price of each Fund's shares is based on the net asset value ("NAV") of each Fund's portfolio. Each Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. Each Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NAV for the Principal Preservation Fund will not be calculated on national bank holidays. There is no sales charge in connection with the purchase of shares.

The portfolio securities of each Fund, except those held by the Principal Preservation Fund or debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Securities held in the portfolio of the Principal Preservation Fund and debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

Timing of Requests

Except in the case of the Principal Preservation Fund, all requests received by the transfer agent, NYLIM Service Company LLC, before 4:00 p.m. Eastern time will be executed at the NAV per share next determined. Orders received after 4:00 p.m. will be executed the following business day at the NAV next determined. These Funds do not price shares on days when the NYSE is closed. For the Principal Preservation Fund, all requests received by the transfer agent before 1:00 p.m. Eastern time will be invested at the NAV determined that business day. Purchases received after 1:00 p.m. will be invested the next business day. Shares of the Principal Preservation Fund may be purchased only on days when national banks are open for business. Certain financial institutions that have entered into sales agreements with the Funds' distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld (see "Know Your Customer Regulations" below).

To Purchase Shares:
Initial Investment
By Mail

o    Complete and sign the Account Application.
o Make your check payable to the Fund in which you wish to invest, or if you are investing in more than one Fund, make your check payable to "McMorgan Funds".
o    Mail the Account Registration Form and your check to:
           McMorgan Funds
           c/o NYLIM Service Co.
           169 Lackawanna Ave.
           Parsippany, NJ 07054
o Minimum Initial Investment is $5,000 (except High Yield Fund, which is $250,000).

By Wire

o    Call 1-800- 831-1146 to arrange for a wire purchase.
  For same day purchase, the wire must be received before 4:00 p.m. Eastern time (1:00 p.m. Eastern time for the Principal Preservation Fund)
o    Wire federal funds to:
           State Street Bank and Trust Company
           ABA#: 011- 0000-28
           The McMorgan Funds (DDA#99046179)
           Attn: Custody and Shareholder Services
           Include the Fund Name and Class, your account number and the name(s) of the investor(s)
o    Mail completed Account Application to the address above.
o    Note: Your bank may charge a wire fee.

Subsequent Investments

o Make your check payable to the Fund in which you wish to invest, or if you are investing in more than one Fund, make your check payable to "McMorgan Funds".

o Fill out an investment slip from an account statement or attach a brief letter of instruction, include your name and account number.
           Mail to:
           McMorgan Funds
           P.O. Box 8407
           Boston, MA 02266-8407
o    Minimum subsequent investment for all accounts is $250.
o    Call 1-800-831-1146 to arrange for a wire purchase.

Your Account (continued)

To Purchase Shares (continued):

   For same day purchase, the wire must be received by 4:00 p.m. Eastern time (1:00 p.m. Eastern time for Principal Preservation Fund) Wire federal funds to:

           State Street Bank and Trust Company
           ABA#: 011-0000- 28
           The McMorgan Funds (DDA#99046179)
           Attn: Custody and Shareholder Services
           Include the Fund Name, your account number and the name(s) of the investor(s)
o    Note: Your bank may charge a wire fee.

Initial Investment

By Exchange
You may open an account by making an exchange of shares from an existing McMorgan Funds account. Exchanges may be made by mail, fax or telephone. Call 1-800-831-1146 for assistance.
o    Note: No fee or charge will apply, but there may be a capital gain or loss.

By Automatic Investment
o You must open a regular fund account with $5,000 minimum ($250,000 for the High Yield Fund) prior to participating in this plan.

Subsequent Investments

o You may add to an existing account by making an exchange from shares of an existing McMorgan Funds account. Exchanges can be made by mail, fax or telephone. Call 1-800- 831-1146 for assistance.
o    Completed authorization form must be on file in advance.
o    Call 1-800- 831-1146 to request the form.
o    Complete and return the form and any other required materials.
o    Subsequent investments will be drawn from your bank account.

Banks, brokers, 401(k) plans, financial advisers or financial supermarkets may charge additional transaction fees which are not charged if shares are purchased directly from the Funds.

Other Account Options

Retirement Accounts: Tax deferred retirement programs such as 401(k) plans and IRAs may invest in the Funds. Accounts established under such plans must have all dividends reinvested in the Funds. For more information about these plans or for an IRA application, please call 1-800-831-1146. If you buy or sell shares of a Fund through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the Fund and the account features and policies may differ from those discussed in this Prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the Fund through a broker-dealer or other investment professional.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS EACH FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES

You may sell your shares at any time. Your shares will be sold at the NAV per share calculated after the Fund's transfer agent receives and accepts your order.

Timing of Requests

Redemption requests received in good order by the transfer agent, NYLIM Service Company LLC, before 4:00 p.m. Eastern time (1:00 p.m. Eastern time for the Principal Preservation Fund) on any day that the NYSE is open for business will be executed at that day's NAV. Requests received after 4:00 p.m. Eastern Time (1:00 p.m. Eastern time for the Principal Preservation Fund) will be processed on the next business day. Shares of the Principal Preservation Fund may be sold only on days that national banks are open for business.

Selling Recently Purchased Shares

The Funds will redeem shares that were recently purchased by check, but may withhold payment for 10 days from the date the check is received.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing that your signature is authentic. A guarantee is required on all redemption requests of $10,000 or more or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record.

When the Funds require a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted.

Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Your Account (continued)

To Sell Shares:

By Mail
     o   Submit a written request for redemption with:
      |X|  The Fund's name;
      |X|  The Fund's account number;
      |X| The dollar amount or number of shares or percentage of the account to be redeemed; and
      |X| Signatures of all persons required to sign for transactions, exactly as the shares are registered.
     o   Mail your request to:
                                      McMorgan Funds
                                      P.O. Box 8407
                                      Boston, MA 02266-8407

     o A check will be mailed to the name and address in which the account is registered.

By Wire
     o This option must be elected either on the initial Account Registration Form or subsequently in writing.
     o   Call 1-800- 831-1146 with your request.

     o Wire redemption requests received prior to 1:00 p.m. for the Principal Preservation Fund will be wired the same day.
     o Wire redemption requests received before 4:00 p.m. will be wired the next business day.

By Telephone
     o This service must be elected in advance, either on the initial Account Registration Form or subsequently in writing.

     o   Call 1-800- 831-1146 with your request.

     o The Fund will use reasonable procedures to confirm that the request is genuine.

     o Written confirmation will be provided and a check will be mailed to the name and address in which the account is registered.

By Systematic Withdrawal Plan
     o Complete the appropriate section on the Account Registration Form or call 1-800-831-1146 to request a form to begin the plan.

     o To participate, you must own or purchase shares with a value of at least $10,000.
     o Withdrawals can be monthly, quarterly, semi-annually or annually. The minimum withdrawal amount is $100.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service, which the Funds do not charge.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Funds reserve the right to:

     o reject any purchase order when a Fund determines that it is not in the best interest of the Funds or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Funds due to the timing of the investment or an investor's history of excessive trading.

     o make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of a Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of a Fund's total assets.

     o   change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Each Fund may accept telephone orders for redemptions and exchanges only. The Funds do not accept telephone orders for purchases. Unless you decline telephone privileges on your Account Registration Form, you may be responsible for any fraudulent telephone orders so long as the Funds take reasonable measures to verify the orders.

Minimum Balances

The Funds may redeem your remaining shares at NAV if the balance of your account falls [IS THIS ON A PER FUND BASIS?] below $500 due to redemptions. The Funds will notify you if your balance has fallen below $500 and you will have 60 days to increase your account balance before your shares are redeemed. The Funds may close any account without notice if the account is inactive and the value of the account is $0.

Exchange Privileges

Shares of a Fund may be exchanged for shares of any of the other Funds. An exchange involves the redemption of all or a portion of the shares of one fund and the purchase or shares of another fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. Each Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Mailings to Shareholders

The Funds mail monthly statements summarizing the activity in your account(s) including each purchase or sale of your Fund shares. To reduce expenses, whenever possible, the Funds may limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call 1-800-831-1146.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Funds, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintain procedures to detect excessive or frequent trading in Fund shares. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Funds earn dividends, interest, and other income from their investments, and distribute this income (less expenses) to shareholders as dividends. The Funds also realize capital gains from their investments, and distribute these gains as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Funds unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

As with any investment, your investment in the Funds could have tax consequences for you. If you are not investing through a tax advantaged retirement account, you should consider these tax consequences. If you are a taxable investor, dividends you receive from a Fund, whether reinvested or taken in cash, are generally taxable as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions. Because the McMorgan Principal Preservation Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your shares in that Fund.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U.S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in a Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                                        Declared & Paid
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME

   MCMORGAN PRINCIPAL PRESERVATION FUND           DECLARED DAILY/PAID
                                                  MONTHLY

   MCMORGAN INTERMEDIATE FIXED INCOME FUND        MONTHLY

   MCMORGAN FIXED INCOME FUND                     MONTHLY

   MCMORGAN HIGH YIELD FUND                       MONTHLY

   MCMORGAN BALANCED FUND                         QUARTERLY

   MCMORGAN EQUITY INVESTMENT FUND                QUARTERLY

SHORT-TERM CAPITAL GAINS (ALL FUNDS)              ANNUALLY

LONG-TERM CAPITAL GAINS (ALL FUNDS)               ANNUALLY

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' main investment strategies are set out at the beginning of the prospectus. The Funds may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Funds' Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

All Funds may invest in the Principal Preservation Fund for cash management purposes.

Lower-Rated Debt Security Risks

Lower-rated debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-rated debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-rated debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-rated debt securities is likely to be higher during adverse economic conditions.

Other Potential Risks

Each Fund (except the Principal Preservation Fund) may at times invest a small portion of its assets in derivative securities, such as futures contracts and options. In addition, the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund and Balanced Fund may enter into interest rate, currency and mortgage swap agreements and invest in certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance. The Equity Investment Fund currently does not intend to invest in futures contracts or options.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing

The Funds occasionally may take temporary defensive positions that are inconsistent with each Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Funds may invest temporarily without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When a Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Intermediate Fixed Income Fund, Fixed Income Fund and Balanced Fund may enter into the following types of mortgage transactions:

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a fund's overall investment exposure.

DOLLAR ROLLS

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a Fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[insert table from Annual Report but remove Class Z columns]

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[insert table from Annual Report but remove Class Z columns]

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[insert table from Annual Report but remove Class Z columns]

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[insert table Annual Report but remove Class Z columns]

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[insert table Annual Report but remove Class Z columns]

ADDITIONAL INFORMATION

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports:

Additional information about the Funds' investments is available in the McMorgan Funds' annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and their investments and is incorporated herein by reference (legally forms a part of this prospectus).

You can get free copies of these reports and the SAI, request other information and ask questions about the Funds by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

Principal Preservation Fund




October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          MCMORGAN FUNDS - PROSPECTUS

MCMORGAN PRINCIPAL PRESERVATION FUND

TABLE OF CONTENTS

The Fund.....................................................................2

Fees and Expenses of the Fund................................................4

Management of the Fund.......................................................6

Buying and Selling Fund Shares...............................................7

Distributions and Taxes......................................................9


Other Investment Strategies and Risks.......................................10

Financial Highlights........................................................11

Additional Information..............................................Back Cover

MCMORGAN PRINCIPAL PRESERVATION FUND

TYPE OF FUND: A TAXABLE MONEY MARKET FUND
Ticker Symbol:  MCPXX

Investment Goal

Maximum current income consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, the Fund's adviser looks for securities that appear to offer the best relative value based on an analysis of:

     o   credit quality
     o   interest rate sensitivity
     o   yield
     o   price

The Fund invests at least 95% of its assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service (at least AA), Moody's Investors Service, Inc. (at least Aa) or Fitch/IDC (at least AA). From time to time, the Fund may also invest in unrated securities that the adviser believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its assets in unrated securities and short-term debt securities assigned the second highest rating.

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury
     o securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit

     o commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the adviser


Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Additional risks associated with an investment in the Fund include:

     o an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.
     o an issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.
     o the Fund's yield will fluctuate with changes in short-term interest rates.

Definitions

Commercial Paper: Negotiable short-term, unsecured promissory notes generally sold at a discount with a maximum maturity of nine months.

Liquidity: the ability to convert assets easily and quickly into cash. High liquidity produces flexibility for a firm or an investor in a low-risk position, but tends to decrease profitability.

Suitability

The Fund may be appropriate for investors who wish to avoid fluctuations in principal while earning interest income. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities or securities with longer maturities.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The figures assume reinvestment of all dividends and distributions.

-----------------------------------------------------------------------------------------------------------
5.72%         5.15%      5.38%      5.30%       4.92%      6.17%     4.21%      1.58%     0.97%    %
------------- ---------- ---------- ----------- ---------- --------- ---------- --------- -------- --------
------------- ---------- ---------- ----------- ---------- --------- ---------- --------- -------- --------
1995          1996       1997       1998        1999       2000      2001       2002      2003     2004
-----------------------------------------------------------------------------------------------------------

================================================================================

Year-to-Date Return                 ___% as of June 30, 2005
Best Quarter                        1
Worst Quarter

================================================================================

Performance Table -- (Average annual total returns as of December 31, 2004)

================================================================================

                                        1 Year         5 Years         10 Years
McMorgan Principal Preservation Fund    0.97%          3.55%           4.38%

================================================================================

The seven-day yield as of [MORE RECENT DATE] was %. Call 800-788-9485 between 10:30 a.m. and 7:30 p.m. Eastern time for the current yield.

The bar chart and performance table do not reflect the impact of state and local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end loads, deferred sales loads or Rule 12b-1 distribution fees. Shareholders are not charged for exchanging shares or reinvesting dividends.

McMorgan Principal Preservation Fund

Annual Fund Operating Expenses:
(expenses that are deducted
from Fund assets)
Management Fees                                              0.25%
Other Expenses                                               0.21%

Total Annual Fund Operating Expenses*                        0.46%

================================================================================

    * These are the gross fees and expenses that the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.30% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

        1 Year               3 Years              5 Years              10 Years
        ------               -------              -------              --------

         $47                  $148                  $258                 $579

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of September 30, 2005, the adviser had approximately $billion of assets under management, including investment company assets of approximately $million.

Portfolio Management

The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below. This section provides biographical information about the Fund's portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.25% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.09% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary agreement to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.030% of the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

Shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Trust ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Trust or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Trust, the Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Funds unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

     o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

     o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

     o   change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Shares of the Fund may be exchanged for shares of any of the other Funds. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 1:00 p.m. Eastern time, every day the NYSE and national banks are open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The Fund's assets are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

Because the Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your Fund shares. For tax purposes, an exchange of your Fund shares for shares of a different McMorgan Fund is the same as a sale.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U.S. tax certification requirements.

You should consult your own tax adviser for more specific information about a federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================

Type of Distribution                             Declared & Paid

================================================================================

Dividends from Net Investment Income             declared daily
                                                 paid monthly

================================================================================


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Additional Information on Buying and Selling
Fund Shares (continued)

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each year assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

[INSERT TABLE FROM ANNUAL REPORT BUT USE ONLY CLASS Z COLUMNS]

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994

Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

[Object Omitted]

Intermediate Fixed Income Fund - Class Z Shares





October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan Intermediate Fixed Income Fund

Table of Contents

The Fund.....................................................................2

Fees and Expenses of the Fund................................................5

Management of the Fund.......................................................6

Buying and Selling Fund Shares...............................................7

Pricing of Fund Shares.......................................................8

Distributions and Taxes.....................................................10

Other Investment Strategies and Risks.......................................10

Financial Highlights........................................................11

Additional Information .............................................Back Cover

MCMORGAN INTERMEDIATE FIXED INCOME FUND

Type of Fund: An Intermediate Term Investment Grade Bond Fund
Ticker Symbol:  MCIZX

Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital. The investment goal is not fundamental, which means that it may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U. S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o   corporate, bank and commercial obligations

     o   mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk -- the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk -- the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk -- the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk -- the risk that the obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.

Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: expected real return is the difference between the current yield to maturity of fixed income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and less market fluctuation than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in short- to intermediate-term securities that generally have higher yields and slightly more interest rate risk than a money market fund. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

Returns are for of the McMorgan Fund Class shares, which are not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                       [PUT IN CLASS Z SHARES PERFORMANCE]

-----------------------------------------------------------------------------------------------------------
14.95%        4.13%      7.91%       7.81%     -0.31%      9.84%      7.98%     7.90%     3.75%    %
------------- ---------- ----------- --------- ----------- ---------- --------- --------- -------- --------
------------- ---------- ----------- --------- ----------- ---------- --------- --------- -------- --------
1995          1996       1997        1998      1999        2000       2001      2002      2003     2004
-----------------------------------------------------------------------------------------------------------

Year-to-Date Return                   _____% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

-------------------------------------------------------------------------------------------------------------
                                                             1 Year           5 Years         10 Years
-------------------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                          3.75%            5.77%           6.62%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*                         1.68%            3.47%           4.23%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares  2.72%            3.52%           4.18%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Government/Credit Index**  4.31%            6.65%           7.23%
-------------------------------------------------------------------------------------------------------------

              [INSERT FOOTNOTE AS TO WHICH CLASS RETURNS ARE USED.]

================================================================================

* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.

                                         McMorgan Intermediate Fixed Income Fund
                                         ---------------------------------------
ANNUAL FUND OPERATING EXPENSES:

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                          0.35%
Distribution (12b-1) and/or Service Fees                 0.25%
Other Expenses                                           0.22%
                                                         -----
Total Annual Fund Operating Expenses*                    0.82%
                                                         =====

* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

---------------------------------------------------------------------------
1 Year           3 Years         5 Years         10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$84              $262            $455            $1,014
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of September 30, 2005, the adviser had approximately
$    billion of assets under management, including investment company assets of
approximately $     million.

Portfolio Management

An investment management team at McMorgan & Company LLC manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales. The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below.

This section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.28% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.75% for the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

     o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

     o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

     o   change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sale and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay distributors of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributors of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================
Type of Distribution                                             Declared & Paid
================================================================================

Dividends from Net Investment Income                             monthly

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a Fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 4 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

INSERT FINANCIAL HIGHLIGHTS CHART FROM ANNUAL REPORT BUT USE ONLY CLASS Z
COLUMNS

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

Fixed Income Fund - Class Z Shares








October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

McMorgan Funds - Prospectus


McMorgan Fixed Income Fund

Table of Contents

The Fund.......................................................................

Fees and Expenses of the Fund.................................................5

Management of the Fund........................................................6

Buying and Selling Fund Shares................................................7

Pricing of Fund Shares........................................................8

Distributions and Taxes.......................................................9

Other Investment Strategies and Risks........................................10

Financial Highlights.........................................................10

Additional Information...............................................Back Cover

MCMORGAN FIXED INCOME FUND

TYPE OF FUND: AN INVESTMENT GRADE BOND FUND
Ticker Symbol:  MCFZX

Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o   corporate, bank and commercial obligations

     o   mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.

Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [Duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed-income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

Returns are for the McMorgan Fund Class shares, which are not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                     [PUT IN PERFORMANCE OF CLASS Z SHARES.]

-----------------------------------------------------------------------------------------------------------
19.29%        3.05%       9.53%       8.52%    -2.18%    11.55%    7.02%     10.93%    4.14%     %
------------- ----------- ----------- -------- --------- --------- --------- --------- --------- ----------
------------- ----------- ----------- -------- --------- --------- --------- --------- --------- ----------
1995          1996        1997        1998     1999      2000      2001      2002      2003      2004
-----------------------------------------------------------------------------------------------------------

Year-to-Date Return            _____% as of June 30, 2005
Best Quarter

Worst Quarter

Performance Table -- (Average annual total returns as of December 31, 2004)

-------------------------------------------------------------------------------------------------------------
                                                             1 Year           5 Years         10 Years
-------------------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                          4.14%            6.17%           7.34%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*                         1.83%            3.83%           4.89%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares  2.68%            3.80%           4.75%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Credit Index**               4.67%            6.66%           7.79%
-------------------------------------------------------------------------------------------------------------

                      [ADD FOOTNOTE REGARDING WHICH CLASS.]


================================================================================
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.

McMorgan Fixed Income Fund

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.35%
Distribution (12b-1) and/or Service Fees                             0.25%
Other Expenses                                                       0.42%
                                                                     -----
Total Annual Fund Operating Expenses*                                1.02%
                                                                     -----

* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o    you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o    your investment has a 5% return each year;

o    all distributions are reinvested; and

o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

--------------------------------------------------------------------------------
1 Year                  3 Years                5 Years             10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$104                    $325                   $563                $1,248
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund. McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2005, the adviser had approximately $billion of assets under management, including investment company assets of approximately $million.

Portfolio Management

An investment management team at McMorgan & Company LLC manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales. The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below.

This section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.08% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.75% for the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o    change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

Additional Information on Buying and Selling Fund Shares (continued)

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do no accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================

Type of Distribution                                             Declared & Paid
================================================================================

Dividends from Net Investment Income                             monthly

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Additional Information on Buying and Selling Fund Shares (continued)

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, future contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 4 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

[insert table from Annual Report, Class Z columns only]

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

PROSPECTUS

Fixed Income Fund - Class R1 Shares and Class R2 Shares




October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class R1 and R2 shares are only offered through financial intermediaries that have selling agreements with the Distributor.

McMorgan Funds - Prospectus


McMorgan Fixed Income Fund

Table of Contents

The Fund....................................................................

Fees and Expenses of the Fund...............................................  5

Management of the Fund......................................................  6

Buying and Selling Fund Shares..............................................  7

Pricing of Fund Shares......................................................  8

Distributions and Taxes.....................................................  9

Other Investment Strategies.................................................  9

Financial Highlights........................................................ 10

Additional Information.............................................Back Cover

MCMORGAN FIXED INCOME FUND

TYPE OF FUND: AN INVESTMENT GRADE BOND FUND
Ticker Symbol:  MCMRX and MCMWX

Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio

The Fund principally invests in:

     o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o   corporate, bank and commercial obligations

     o   mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that fixed income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

     o for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.

Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [Duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

Returns are for the McMorgan Fund Class shares, which are not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                           [INSERT R1 AND R2 HISTORY.]

-------------------------------------------------------------------------------------------------------------
19.29%       3.05%     9.53%     8.52%      -2.18%      11.55%      7.02%      10.93%    4.14%     %
------------ --------- --------- ---------- ----------- ----------- ---------- --------- --------- ----------
------------ --------- --------- ---------- ----------- ----------- ---------- --------- --------- ----------
1995         1996      1997      1998       1999        2000        2001       2002      2003      2004
-------------------------------------------------------------------------------------------------------------

Year-to-Date Return            _____% as of June 30, 2005
Best Quarter

Worst Quarter

Performance Table -- (Average annual total returns as of December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------
                                                                     1 Year           5 Years         10 Years
---------------------------------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund*
---------------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                           4.14%            6.17%           7.34%
---------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions**                         1.83%            3.83%           4.89%
---------------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale of Fund Shares   2.68%            3.80%           4.75%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Credit Index***                      4.67%            6.66%           7.79%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

================================================================================

* The performance shown is for the McMorgan Funds Class shares. No performance information is provided for Class R1 or R2 shares as these classes did not yet have a full calendar year of performance as of the date of this prospectus. The Class R1 and R2 shares would have had similar annual returns to the McMorgan Fund Class shares because the shares would have been invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Because of different sales charges, fees and expenses, performance of the Class R1 and R2 shares will differ.
** After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
*** Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class R1 and Class R2 shares of the Fund. The Class R1 and Class R2 shares of the Fund do not have any front-end loads or deferred sales load, but Class R2 shares have a Rule 12b-1 distribution fee.

McMorgan Fixed Income Fund

ANNUAL FUND OPERATING EXPENSES:                        CLASS R1        CLASS R2
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.35%            0.35%
Distribution (12b-1) Fees                               0.0%             0.25%
Other Expenses*                                         0.52%            0.52%

Total Annual Fund Operating Expenses**                  0.87%            1.12%

*These include shareholder service fees of 0.10% for Class R1 and 0.10% for Class R2.
**The Fund began offering Class R1 and Class R2 shares on January 2, 2004. Annual Fund operating expenses are based on the expenses for McMorgan Class and Class Z for the fiscal year ended June 30, 2005. * These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.60% and 0.85%, respectively, of the Fund's average daily net assets with respect to its Class R1 and Class R2 shares.

Example

This example is intended to help you compare the cost of investing in Class R1 and Class R2 shares of the Fund with the cost of investing in other mutual funds.

The example assumes that:

o    you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o    your investment has a 5% return each year;

o    all distributions are reinvested; and

o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

              1 Year            3 Years            5 Years            10 Years
              ------            -------            -------            --------

R1*            $89                $278               $482              $1,073
R2*            $114               $356               $617              $1,363

* Does not reflect fee waiver and expense reduction.

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund. McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2005, the adviser had approximately $ billion of assets under management, including investment company assets of approximately $million.

Portfolio Management

An investment management team at McMorgan & Company LLC manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales. The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below.

This section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid % of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.08% for the Class R1 shares of the Fund and 0.08% for the Class R2 shares of the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursement, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

Class R1 and R2 shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class R1 or R2 shares of the Funds.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans,

  - Certain section 403(b)(7) plans,

  - 401(k), profit sharing, money purchase pension and defined benefit plans, and

  - Non-qualified deferred compensation plans.

There are no minimum initial or subsequent purchase amounts when investing in Class R1 or Class R2 shares of the Funds.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o    change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class R1 and R2 shares of the Fund may be exchanged for Class McMorgan shares of the Principal Preservation Fund only. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class R2 shares that allows it to pay distribution and service fees for the sales and distribution of its Class R2 shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

There are no initial shares charge or contingent deferred sales charge for the Class R1 or R2 shares.

You pay ongoing service fees for Class R1 shares. You pay ongoing service and/or distribution fees for Class R2 shares.

You may buy Class R1 or R2 shares if you are a participant in certain investment products or programs offered by a financial service firm that has an agreement with the McMorgan Funds to utilize Class R1 or R2 shares or in any of the following types of employer-sponsored plans that offer one of those classes of shares of the Funds: Section 401(a) and 457 plans, certain section 403(b)(7) plans, 401(k), profit sharing, money purchase pension and defined benefit plans, non-qualified deferred compensation plans.

Each fund has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the shareholder services plan, each Fund's Class R1 and R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 and R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1 and R2 shares of the Funds.

Pursuant to the shareholder services plans, each Fund's Class R1 and R2 shares may pay "service fees" for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

Additional Information on Buying and Selling Fund Shares (continued)

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do no accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

================================================================================
Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================

Type of Distribution                                             Declared & Paid
================================================================================

Dividends from Net Investment Income                             monthly

================================================================================

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 788-9485.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 3 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

[insert table from Annual Report, Class R1 and R2 columns only]

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com)

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-788-9485
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

[Object Omitted]

High Yield Fund - Class Z Shares






October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan High Yield Fund

Table of Contents

The Fund.................................................................  2

Fees and Expenses of the Fund............................................  4

Management of the Fund...................................................  5

Buying and Selling Fund Shares...........................................  6

Distributions and Taxes..................................................  9

Other Investment Strategies and Risks.................................... 10

Financial Highlights..................................................... 10

Additional Information............................................Back Cover

MCMORGAN HIGH YIELD FUND

TYPE OF FUND: A HIGH YIELD FUND
Ticker Symbol:  MCMHX

INVESTMENT GOAL

Maximize income in a manner consistent with above average total return. This investment goal is not fundamental, which means that it can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's Investors Service, Inc. (Moody's) and/or Standard and Poor's Ratings Group (S&P), or are unrated but considered to be of comparable quality by the sub-adviser. The Fund will invest in securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity will generally be between four and ten years. Certain preferred equity securities may be counted towards the Fund's 80% high yield requirement, if the Fund's sub-adviser determines that the securities have economic characteristics similar to high yield debt securities.

The Fund's investment process involves a "bottom-up" credit selection approach, which is governed by a "top-down" sector analysis. The Fund seeks investments with optimal risk/reward characteristics and places an emphasis on companies that are expected to generate free cash flow. Fund weightings by sector are monitored against economic changes, new information and events affecting the overall market or particular sectors. Individual portfolio securities are monitored for changes in the creditworthiness of their issuers, corporate and industry events impacting the issuers, and the issuers' ability to meet investment expectations. The Fund controls risk through detailed credit analysis on the issuers of securities considered and purchased, proactive monitoring of holdings, and diversification. Company analysis takes into consideration such factors as events unique to an industry, competitive landscape, earnings and cash flow strength, asset protection, liquidity, financial flexibility and management goals and growth plans.

Due to its trading strategies, the Fund may experience a portfolio turnover rate that exceeds 100%. Funds with high turnover rates often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains.

OTHER INVESTMENTS

The Fund may invest, without limitation unless otherwise noted, in other types of instruments such as money market securities, repurchase agreements, bank loans, asset-backed securities and mortgage-backed securities, targeted return index securities ("TRAINs") and other index-linked securities, investment grade securities, convertible bonds, derivative instruments (including futures contracts and options), common and preferred stocks (including structured preferred stocks), securities issued with equity or warrants (purchased separately or as a unit), and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PRINCIPAL RISKS

By investing in high yield securities, which are generally considered speculative because they present a greater risk of loss, the Fund may expose you to certain risks including:

     o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity. High yield debt securities, commonly known as junk bonds, are rated Ba1 and below by Moody's and BB+ and below by S&P, and are generally considered riskier because they present a greater risk of loss, including default, than higher rated debt securities.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

SUITABILITY

The Fund may be appropriate for investors who want higher returns than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in high yield securities that generally have higher yields to compensate for increased credit risk. This Fund may be suitable for less conservative investors who are willing to accept a significantly higher level of risk than may be found with funds that invest in investment grade securities. The Fund generally has more market fluctuation than the McMorgan Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Citigroup High Yield Market Capped Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

        [INSERT BAR CHART AND TABLE FOR 2004. ALSO INSERT NEW BENCHMARK
                              INDEX PERFORMANCE.]

DEFINITIONS

--------------------------------------------------------------------------------

INVESTMENT GRADE: An investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the sub-adviser believes are comparable to investment grade rated securities.

FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not impose any front-end load or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or reinvesting dividends.

--------------------------------------------------------------------------------
                                                     MCMORGAN HIGH YIELD FUND
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES: (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                        0.50%
Distribution (12b-1) and/or Service Fees               0.25%
Other Expenses+                                        0.31%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*                  1.06%
--------------------------------------------------------------------------------

* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.00% of the Fund's average daily net assets.



------------
+These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund's current fiscal year.

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

--------------------------------------------------------------------------------
             1 YEAR           3 YEARS            5 YEARS              10 YEARS
--------------------------------------------------------------------------------
              $108             $337                $585                $1,294
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California  94104

The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company, the predecessor to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately $billion of assets under management, including investment company assets of approximately $million.

The sub-adviser of the Fund is:

New York Life Investment Management LLC
169 Lackawanna Avenue
Parsippany, New Jersey   07054

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $ billion in assets under management.

Portfolio Management

The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below.

This section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

JOSEPH HYNES. Mr. Hynes is Head of the Public High Yield Team. Previously, he was the Head of Corporate Bond Research for public investment grade bonds and Head of Public Emerging Markets Research. He has over 20 years of investment experience. Prior to joining the firm, Mr. Hynes held positions as an investment banking analyst at Drexel Burnham Lambert's Commercial Paper unit, as a credit analyst at Standard & Poor's Debt Rating Division, and as a financial analyst involved in budgeting and strategic planning at Genstar Inc. Mr. Hynes earned his BA from the University of Notre Dame.

JOHN P. CIBBARELLI, CFA. Mr. Cibbarelli is a portfolio manager and a public high-yield analyst. Previously, he was an analyst in the Private Finance Group, focused on the origination of private high yield debt, private equity, and leveraged bank loan investments. He has over 14 years of investment experience. Prior to joining the firm, he was an internal auditor at Bankers Trust Company and a financial analyst in M&A at Dean Witter Reynolds. Mr. Cibbarelli earned his MBA from Columbia University and his BSBA from Georgetown University.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.50% of the average daily net assets for providing investment advisory services.

The fees paid to the adviser reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 1.00% for the Fund.

Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

BUYING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans that describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

GENERAL POLICIES

The Fund reserves the right to:

         o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

         o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

         o change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

KNOW YOUR CUSTOMER REGULATIONS

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

EXCHANGE PRIVILEGES

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sale and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay distributors of Fund shares for distribution services that include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributors of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

PRICING OF FUND SHARES

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the sub-adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains as described in the table below.

REINVESTMENT OPTION

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A small portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. There will also be information showing THE portion of the distributions that are not taxable in certain states. Fund distributions generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================
TYPE OF DISTRIBUTION                        DECLARED & PAID

================================================================================

Dividends from Net Investment Income        monthly

================================================================================

BACKUP WITHHOLDING

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Lower-Rated Debt Security Risks

Lower-rated debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-rated debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-rated debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-rated debt securities is likely to be higher during adverse economic conditions.

Other Potential Risks

The Fund may at times invest a small portion of its assets in derivative securities, such as futures contracts and options. In addition, the Fund may enter into interest rate, currency and mortgage swap agreements and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

DEFENSIVE INVESTING

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 2 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

[insert table from Annual Report, Class Z columns only]

ADDITIONAL INFORMATION

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports:

Additional information about the Fund's investments is available in the McMorgan Funds' annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and their investments and is incorporated herein by reference (legally forms a part of this prospectus).

You can get free copies of these reports and the SAI, request other information and ask questions about the Funds by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA  94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

[Object Omitted]

PROSPECTUS

Balanced Fund - Class Z Shares






October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan Balanced Fund

Table of Contents

The Fund.......................................................................1

Fees and Expenses of the Fund..................................................5

Management of the Fund.........................................................6

Buying and Selling Fund Shares.................................................7

Pricing of Fund Shares.........................................................8

Distributions and Taxes........................................................9

Other Investment Strategies and Risks.........................................10

Financial Highlights..........................................................11

Additional Information................................................Back Cover

MCMORGAN BALANCED FUND

TYPE OF FUND: A BALANCED FUND
Ticker Symbol:  MCBZX

Investment Goal

Balance of capital appreciation, income and preservation of capital.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Equities

The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The sub-adviser's underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The sub-adviser uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

Debt Securities

The Fund seeks to provide shareholders with income by investing in a broad range of intermediate- and long-term debt securities, including:

     o securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

     o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

     o corporate, bank and commercial obligations

     o mortgage-backed securities

     o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

The adviser's investment process for debt securities within the Fund utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

Principal Risks

By investing in stocks and bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

     o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that may invest a portion of its assets in debt securities, may exhibit similar responses to interest rate changes.

     o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions. The equity portion of the Fund currently has, but may not always have, weightings similar to that of the S&P 500 Index (but is not necessarily invested in the same securities that are in the Index).

     o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

     o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

     o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

     o prepayment risk - the risk that obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

     o Not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt

     o For asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities

Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.

Duration: [Duration is the average time needed to recover an initial cash outlay.] The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who are willing to accept the risks associated with a combination of investments in equity and fixed-income securities. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmarks, the S&P 500 Index (equities) and the Lehman Brothers U.S. Government/Credit Index (debt securities), two unmanaged securities indices. The figures assume reinvestment of all dividends and distributions.

Returns are for the McMorgan Fund Class shares, which are not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------------------------------------
28.71%      16.26%     23.66%    20.63%     7.04%      0.71%        -3.13%     -11.95%    16.40%    %
----------- ---------- --------- ---------- ---------- ------------ ---------- ---------- --------- ----------
----------- ---------- --------- ---------- ---------- ------------ ---------- ---------- --------- ----------
1995        1996       1997      1998       1999       2000         2001       2002       2003      2004
--------------------------------------------------------------------------------------------------------------

Year-to-Date Return                 _____% as of June 30, 2005
Best Quarter

Worst Quarter

   Performance Table -- (Average annual total returns as of December 31, 2004)

--------------------------------------------------------------------------------------------------------------
                                                             1 Year           5 Years         10 Years
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
McMorgan Balanced Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Return before Taxes                                          16.40%           1.37%           9.72%
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*                         15.89%           0.05%           8.30%
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares  11.15%           0.49%           7.74%
--------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                              28.68%           -0.57%          11.89%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Credit Index***              4.67%            6.66%           7.79%
--------------------------------------------------------------------------------------------------------------

================================================================================

* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of a measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
**The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.
*** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.

                                                        McMorgan Balanced Fund
                                                        ----------------------
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees                                                0.45%
Distribution (12b-1) and/or Service Fees                       0.25%
Other Expenses                                                 0.27%
Total Annual Fund Operating Expenses*                          0.97%

         * These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.85% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

--------------------------------------------------------------------------------
1 Year              3 Years             5 Years              10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$99                  $309                $536                 $1,190
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio.

An investment management team at the sub-adviser manages investment portfolios of the Fund. The Board of Trustees supervises the overall management of the Fund and delegates certain of its responsibilities to the adviser. Certain adviser personnel are responsible for overseeing the sub-adviser's selection, purchasing, monitoring and selling of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund. No member of either investment management team is solely responsible for making recommendations for portfolio purchases and sales.

Portfolio Management

An investment management team at McMorgan & Company LLC manages the fixed income portion of the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales. The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below. This section provides biographical information about each of the Funds' portfolio managers. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

The portfolio manager who is primarily responsible for the equity portion of the Fund's day-to-day management is set forth below:

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.

McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately $billion of assets under management, including investment company assets of approximately $million.

The sub-adviser of the Fund is New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Prior to May, 2005, the adviser managed the equity portion of the Balance Fund.

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $ billion in assets under management.

The statement of additional information ("SAI") provides additional information about the compensation of, any other accounts managed by, and any fund shares held by, each portfolio manager.

                [DESCRIBE MEMBERS OF MANAGEMENT OF SUB-ADVISER.]

Portfolio Management

An investment management team at McMorgan & Company LLC manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.45% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.33% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.85% for the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

Pursuant to the Subadvisory Agreement between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of the Balanced Fund that it manages and the Trust, manages the assets of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Fund, pays the sub-adviser 0.25% of the average daily net assets of the Balanced Fund pursuant to the Sub-Advisory Agreement related to the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Balanced Fund for expenses or waive any expense for the Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

     o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

     o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

     o   change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

================================================================================

Type of Distribution                                             Declared & Paid

================================================================================

Dividends from Net Investment Income                             quarterly

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 4 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

[insert table from Annual Report, Class Z columns only]

Additional Information

For investors who want more information about the Fund, the following documents are available free upon request:

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

Equity Investment Fund - Class Z Shares

October 15, 2005

One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan Equity Investment Fund

Table of Contents

The Fund

Fees and Expenses of the Fund..................................................4

Management of the Fund.........................................................5

Buying and Selling Fund Shares.................................................6

Pricing of Fund Shares.........................................................7

Distributions and Taxes........................................................8

Other Investment Strategies and Risks..........................................9

Financial Highlights..........................................................10

Additional Information................................................Back Cover

MCMORGAN EQUITY INVESTMENT FUND

TYPE OF FUND: A DIVERSIFIED STOCK FUND
Ticker Symbol:  MCEZX

Investment Goal

Above-average total return consistent with reasonable risk.

Principal Investment Strategies

The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The sub-adviser uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money. These risks include market risk -which is the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions. The Fund currently has, but may not always have, weightings similar to that of the S&P 500 Index (but is not necessarily invested in the same securities that are in the Index).

Suitability

The Fund may be appropriate for investors who desire long-term growth and are willing to accept the risk of occasional volatile returns similar to the returns of the S&P 500. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the S&P 500 Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

Returns are for the McMorgan Fund Class shares, which are not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                           [ADD CLASS Z PERFORMANCE.]

---------------------------------------------------------------------------------------------------------------
   35.94%       26.80%      33.84%     27.76%      11.54%     -6.39%    -10.56%     -25.79%    23.44%      %
-------------- ---------- ----------- ---------- ----------- --------- ----------- ---------- ---------- ------
-------------- ---------- ----------- ---------- ----------- --------- ----------- ---------- ---------- ------
    1995         1996        1997       1998        1999       2000       2001       2002       2003     2004
---------------------------------------------------------------------------------------------------------------

Year-to-Date Return          ____% as of June 30, 2005
Best Quarter

Worst Quarter

* From 7/14/94 to 12/31/94

Performance Table -- (Average annual total returns as of December 31, 2004)

-------------------------------------------------------------------------------------------------------------
                                                             1 Year           5 Years         10 Years
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
McMorgan Equity Investment Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                          23.44%           -3.08%            10.40%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*                         23.23%           -3.76%             9.68%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares  15.46%           -2.80%             8.92%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                              28.68%           -0.57%            11.89%
-------------------------------------------------------------------------------------------------------------

================================================================================

* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stock, and reflects no deduction for fees, expenses or taxes.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z series of the McMorgan Funds or reinvesting dividends.

McMorgan Equity Investment Fund

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.50%
Distribution (12b-1) and/or Service Fees                          0.25%
Other Expenses                                                    0.22%
                                                                  -----
Total Annual Fund Operating Expenses                              0.97%
                                                                  =====

The adviser intends to voluntarily waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed 1.00% for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o   you invest $10,000 in the Fund for the time periods indicated;

     o you redeem all of your shares or you hold them at the end of each time period;

     o   your investment has a 5% return each year;

     o   all distributions are reinvested; and

     o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

--------------------------------------------------------------------------------
1 Year                3 Years               5 Years                 10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$99                    $309                  $536                    $1,190
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately $billion of assets under management, including investment company assets of approximately $million.

The sub-adviser of the Fund is New York Life Investment Management LLC, 169 Lackawanna Avenue,

Parsippany, New Jersey 07054.

Prior to May 2005, the adviser managed the Fund.

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $ billion in assets under management.

Portfolio Management

The Board of Trustees supervises the overall management of the Fund and delegates certain of its responsibilities to the adviser. The adviser has retained the sub-adviser to manage the investment portfolio or the Fund, and certain adviser personnel are responsible for overseeing the sub-adviser's selection, purchasing, monitoring and selling of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund.

The portfolio manager who is primarily responsible for the equity portion of the Fund's day-to-day management is set forth below. This section provides biographical information about the Fund's portfolio manager. In addition, information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager, and his/her ownership of shares of the Funds managed is available in the Statement of Additional Information.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.50% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.50% of the Fund's average daily net assets in investment advisory fees to the adviser. As compensation for services, the adviser, not the Funds, pays the sub-adviser 0.25% of the net asset value of the Fund pursuant to the Interim Sub-Advisory Agreement.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 1.00% for the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be at any time. Any waiver or reimbursements by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

Pursuant to the Subadvisory Agreement between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of the Equity Investment Fund that it manages and the Trust, manages the assets of the Equity Investment Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser 0.25% of the average daily net assets of the Equity Investment Fund pursuant to the Sub-Advisory Agreement related to the Equity Investment Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Equity Investment Fund for expenses or waive any expense for the Equity Investment Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

     o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or an investor's history of excessive trading.

     o make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

     o   change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

================================================================================
Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.
================================================================================

================================================================================

Type of Distribution                                             Declared & Paid

================================================================================

                                                                Dividends from
                                                                Net Investment
                                                                Income quarterly

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
     o   provide your correct social security or taxpayer identification number,
     o   certify that this number is correct,
     o   certify that you are not subject to backup withholding, and
     o   certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Other Potential Risks

The Fund may at times invest a small portion of its assets in derivative securities. In addition, the Fund may enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance. The Fund currently does not intend to invest in futures contracts or options.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 4 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

 [insert table from Annual Report, Class Z columns only]

Additional Information

For investors who want more information about the Fund, the following documents are available free upon request:

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MCMORGAN FUNDS

                                October 15, 2005

        MONEY MARKET FUND                                 BALANCED FUND

   McMorgan Principal Preservation Fund               McMorgan Balanced Fund

        FIXED INCOME FUNDS                                 EQUITY FUND

 McMorgan Intermediate Fixed Income Fund         McMorgan Equity Investment Fund
        McMorgan Fixed Income Fund
        McMorgan High Yield Fund

This Statement of Additional Information dated October 15, 2005 is not a prospectus. It should be read in conjunction with the McMorgan Funds' Prospectus dated October 15, 2005, the Class Z Prospectuses dated October 15, 2005 and the Class R1 and R2 Prospectus dated October 15, 2005, each of which are incorporated by reference herein. Copies of the Prospectuses may be obtained without charge by contacting either the adviser or the underwriter at the addresses and telephone numbers below or by visiting the McMorgan Funds' website at http://www.mcmorganfunds.com.

Underwriter:                                        Adviser:
NYLIFE Distributors LLC                             McMorgan & Company LLC
169 Lackawanna Avenue                               One Bush Street, Suite 800
Parsippany, NJ 07054                                San Francisco, CA 94104
(973) 394-3000                                      (800) 788-9485





The Annual Report, which contains important financial information about the McMorgan Funds, is incorporated by reference into this Statement of Additional Information and is also available without charge at the above phone numbers or addresses.

                                TABLE OF CONTENTS

                                 MCMORGAN FUNDS

                                                                                                    Page

Investment Policies and Limitations....................................................................4
     Fundamental Policies..............................................................................4
     Non-Fundamental Policies..........................................................................6
     Debt Securities...................................................................................7
     Lower-Rated Debt Securities.......................................................................7
     Floating and Variable Rate Securities.............................................................8
     Foreign Securities................................................................................8
     Futures and Options Transactions..................................................................8
         Futures Transactions..........................................................................8
         Futures on Debt Securities...................................................................10
         Securities Index Futures.....................................................................10
         Options on Futures...........................................................................11
         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......12
         Risks Associated With Futures and Future Options.............................................13
         Writing Call Options.........................................................................14
         Writing Put Options..........................................................................15
         Purchasing Options...........................................................................16
         Married Puts.................................................................................16
         Special Risks Associated With Options on Securities..........................................17
         Securities Index Options.....................................................................17
     Government Securities............................................................................18
     Illiquid Securities..............................................................................18
     Money Market Instruments.........................................................................18
     Mortgage-Backed and Asset-Backed Securities......................................................19
     Mortgage-Related and Other Asset-Backed Securities...............................................19
         Mortgage Pass-Through Securities.............................................................20
         GNMA Certificates............................................................................20
         Private Mortgage Pass-Through Securities.....................................................21
         Collateralized Mortgage Obligations ("CMOs").................................................21
         FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs").....................................22
         Mortgage Dollar Roll.........................................................................22
         Other Mortgage-Related Securities............................................................22
         CMO Residuals................................................................................23
         Stripped Mortgage-Backed Securities..........................................................24
         Risks Associated With Mortgage-Backed Securities.............................................24
         Other Asset-Backed Securities................................................................25
     Other Investments................................................................................25
     Repurchase Agreements............................................................................25
     Restricted Securities............................................................................26
     Reverse Repurchase Agreements....................................................................26
     Rule 144A Securities.............................................................................26
     Securities Lending...............................................................................26
     Securities of Other Investment Companies.........................................................27
     Short Sales Against Box..........................................................................27
     Swap Agreements..................................................................................27
     Temporary Defensive Measures.....................................................................29
     Warrants.........................................................................................29
     When-Issued Securities...........................................................................29
Trustees and Officers.................................................................................30
Code of Ethics........................................................................................33
Control Persons and Principal Holders of Securities...................................................34

                                                                                                    Page

Investment Advisory and Other Services................................................................38
     Investment Adviser...............................................................................38
     Sub-Adviser......................................................................................39
         (High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund)
     Transfer Agent...................................................................................40
     Administrator....................................................................................40
     Accounting Services Agent........................................................................40
     Custodian........................................................................................40
     Underwriter......................................................................................41
     Distribution Plan................................................................................41
     Service Fees.....................................................................................41
     Independent Accountants..........................................................................42
Portfolio Transactions and Brokerage Commissions......................................................42
Corporate Governance/Proxy Voting.....................................................................43
Shares of Beneficial Interest.........................................................................44
Purchases, Redemptions and Pricing of Shares..........................................................44
     Purchase of Shares...............................................................................44
     Net Asset Value..................................................................................44
     Transfer of Securities...........................................................................46
     Redemptions......................................................................................46
Taxes.................................................................................................47
     Multi-Class Funds................................................................................47
     Distributions of Net Investment Income...........................................................47
     Distributions of Capital Gain....................................................................47
     Effect of Foreign Investments on Distributions...................................................48
     Information on the Amount and Tax Character of Distributions.....................................48
     Election To Be Taxed as a Regulated Investment Company...........................................48
     Excise Tax Distribution Requirements.............................................................49
     Redemptions of Fund Shares.......................................................................49
     Wash Sales.......................................................................................49
     U.S. Government Securities.......................................................................49
     Dividends-Received Deduction For Corporations....................................................49
     Investment in Complex Securities.................................................................50
     Non-U.S. Investors...............................................................................50
Audited Financial Statements..........................................................................54
Reports to Shareholders...............................................................................55
Appendix A............................................................................................55
     Explanation of Rating Categories.................................................................55
     Standard & Poor's Ratings Services...............................................................55
     Moody's Investors Service, Inc...................................................................56

                                 MCMORGAN FUNDS

McMorgan Funds, One Bush Street, Suite 800, San Francisco, California, 94104, is an open-end, diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). McMorgan Funds offers an unlimited authorized number of shares of beneficial interest (the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan High Yield Fund (the "High Yield Fund"), McMorgan Balanced Fund (the "Balanced Fund") and McMorgan Equity Investment Fund (the "Equity Investment Fund") (each a "Fund" and collectively the "Funds"). The Intermediate Fixed Income Fund, High Yield Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds shares and Class Z shares. The Fixed Income Fund offers four classes of shares: McMorgan Fund Shares, Class Z shares, Class R1 shares and Class R2 shares. The Principal Preservation Fund only offers McMorgan Funds class of shares.

Each Fund is a separate series of McMorgan Funds (the "Trust" or "Funds"), a Delaware statutory trust organized by a Trust Instrument dated February 3, 1994, as amended on May 9, 1994. The Trustees of McMorgan Funds may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

                       INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Prospectus concerning the investment policies and related risks of the Funds.

FUNDAMENTAL POLICIES

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectuses and this SAI, and the Funds' objectives as described in the Prospectuses, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectuses, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

The following are the Funds' fundamental investment limitations set forth in their entirety:

       (1) Each Fund may not make loans to other persons except (a) through the lending of its portfolio securities up to 33? percent of its total assets, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC;

       (2) Each Fund may not borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

       (3) Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from purchasing or selling futures contracts and options thereon or from investing in securities or other instruments backed by physical commodities;

       (4) Each Fund may not issue senior securities, except as permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

       (5) Each Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933, as amended (the "1933 Act");

       (6) As to 75% of its total assets, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities), if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

       (7) Each Fund may not purchase the securities of issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities issued by other investment companies) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the net assets of the Fund; and

       (8) Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;


NON-FUNDAMENTAL POLICIES


In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

The Funds will not: (1) invest more than 5% of their respective net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of their holdings of common stocks; and (2) purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Fund's investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees of the Fund or officers or directors of the Fund's investment adviser or sub-adviser who own more than 1/2 of 1%, own in aggregate, more than 5% of the outstanding securities of such issuer.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value ("NAV") of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, lower rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the adviser, such securities have the potential for future income (or capital appreciation, if any).

LOWER-RATED DEBT SECURITIES

Each Fund (except the Principal Preservation Fund) may invest in lower-rated debt securities, which include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-rated debt securities and the ability of outside pricing services to value lower-rated debt securities.

FLOATING AND VARIABLE RATE SECURITIES

Each Fund may invest in floating and variable rate debt instruments.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities. The Principal Preservation Fund may not invest in inverse floaters.

FOREIGN SECURITIES


Each Fund may invest in foreign debt and equity securities, and in certificates of deposit ("CDs") issued by foreign banks and foreign branches of U.S. banks. The Principal Preservation Fund may purchase securities of foreign issuers only if they are U.S. dollar denominated.


Investments made in foreign securities, whether made directly or indirectly, involve certain inherent risks, such as those related to changes in foreign currency exchange rates, future political and economic developments, the possible imposition of foreign withholding tax on the interest or dividend income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by a Fund.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES TRANSACTIONS


Each Fund, other than the Principal Preservation Fund, may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

Each Fund, other than the Principal Preservation Fund, may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Funds do not intend to use U.S. stock index futures to hedge positions in securities of U.S. companies. These Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, these Funds may, to the extent they invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund and Balanced Fund are not limited to the above-listed exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index and various stock indices.


When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.


A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

FUTURES ON DEBT SECURITIES

Each Fund, other than the Principal Preservation Fund, may enter into future contracts on debt securities. The Equity Investment Fund does not currently intend to enter into such transactions. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Funds' adviser to reflect the fair value of the contract, in which case the positions will be valued pursuant to valuation procedures. See "Net Asset Value."

Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

SECURITIES INDEX FUTURES

Each Fund, other than the Principal Preservation Fund, may enter into securities index future contracts. The Equity Investment Fund currently does not intend to enter into such transactions. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

OPTIONS ON FUTURES

Each Fund, other than the Principal Preservation Fund, may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. The Equity Investment Fund currently does not intend to enter into such transactions. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Intermediate Fixed Income, Fixed Income, High Yield Fund and Balanced Funds will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. A Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

When selling a call option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.


Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

WRITING CALL OPTIONS

Each Fund, except the Principal Preservation Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option in return for a premium received, the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may engage without limitation in the writing of options on U.S. government securities.

WRITING PUT OPTIONS

Each Fund, except the Principal Preservation Fund, may write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may engage without limitation in the writing of options on U.S. government securities.

PURCHASING OPTIONS

Each Fund, except the Principal Preservation Fund, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the adviser deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

MARRIED PUTS

Each Fund, except the Principal Preservation Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES

Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

The Funds may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities.

Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: the Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Backed and Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

ILLIQUID SECURITIES

Each Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A under the 1933 Act are subject to these percentage limits (unless such securities are variable amount master demand notes with maturities of nine months or less or unless adviser or sub-adviser, under guidelines approved by the Board of Trustees, determines that an adequate trading market exists.

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Trustees, the adviser and sub-adviser determine the liquidity of a Fund's investments; in doing so, the adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Trustees in good faith deems appropriate to reflect their fair market value.

MONEY MARKET INSTRUMENTS

Money market instruments in which a Fund may invest include, but are not limited to, the following: short-term corporate obligations, letters of credit backed by commercial paper, time deposits, variable and floating rate notes, master demand notes and bank obligations.

Bank obligations include bankers' acceptances and negotiable certificates of deposit issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

Investments by a Fund in commercial paper will consist of issues that are rated "A-1" or better by S&P or "Prime-1" by Moody's, and regarding up to 5% of the Principal Preservation Fund, commercial paper rated "A-2" by S&P or "Prime-2" by Moody's. In addition, a Fund may acquire unrated commercial paper that is determined by the adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

Time deposits carry some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

Because variable and floating rate notes are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "collateralized mortgage obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.


A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these instruments subject to a Fund's limitation on investments in illiquid securities.


MORTGAGE PASS-THROUGH SECURITIES

Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).


GNMA CERTIFICATES

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's adviser determines that the securities meet the Fund's quality standards.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's adviser determines that the securities meet the Fund's quality standards.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets which, in the opinion of the Fund's adviser, are illiquid subject to a Fund's limitation on investments in illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS")

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon advisers' ability to predict correctly mortgage prepayments and short-term interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some funds treat mortgage rolls as a financing transaction.

OTHER MORTGAGE-RELATED SECURITIES

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO RESIDUALS

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisers regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest only" or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES

 As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's adviser to forecast interest rates and other economic factors correctly. If the Fund's adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

OTHER ASSET-BACKED SECURITIES

The Funds' adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


The High Yield Fund may invest in targeted return index securities ("TRAINs"), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust's underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the High Yield Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.


OTHER INVESTMENTS

The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements to earn income. A Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by a Fund's adviser or sub-adviser pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. No more than 10% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements are considered to be collateralized loans by a Fund under the 1940 Act.

Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times be equal to or exceed the value of the repurchase agreement. The securities held subject to a repurchase agreement by Principal Preservation Fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months.

RESTRICTED SECURITIES

Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act, to no more than 10% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board of Trustees.

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

REVERSE REPURCHASE AGREEMENTS

Each Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. government securities or other high-grade liquid debt obligations having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Investment Restrictions."

RULE 144A SECURITIES

Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. In some cases, such securities are classified as "illiquid securities", however, any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

To increase return on portfolio securities, each Fund (except Principal Preservation Fund) may lend its portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. A Fund will not lend portfolio securities in excess of one-third of the value of its respective total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in securities in which the fund is permitted to invest. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act and any exemptive orders granted by the SEC, which include limits to its investments in securities issued by other investment companies, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund or funds as a whole. Notwithstanding these limits, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more affiliated money market funds. As a shareholder of another investment company, each fund would bear along with other shareholders its pro rata portion of the investment company's expenses, including advisory fees. In the case of closed-end investment companies, these expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations.

SHORT SALES AGAINST THE BOX

A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the adviser believe are creditworthy.

SWAP AGREEMENTS

Each Fund, other than the Principal Preservation Fund, may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Equity Investment Fund currently does not intend to enter into such transactions. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE MEASURES

For temporary and defensive purposes, each Fund (except Principal Preservation
Fund) may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

WARRANTS

A Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


                [ITEM 11(F) - DISCLOSURE OF PORTFOLIO HOLDINGS.]

        [ITEM 11(E) - DESCRIBE ANY SIGNIFICANT VARIATION DURING LAST 2 YEARS OR ANTICIPATED VARIATIONS IN PORTFOLIO TURNOVER.]

                              TRUSTEES AND OFFICERS


McMorgan Funds has a Board of Trustees that establishes each Fund's policies and supervises and reviews the management of each Fund. The officers of McMorgan Funds, the adviser and sub-adviser administer the day-to-day operations of the Funds pursuant to the terms of the Investment Advisory Agreement with each Fund.

Information pertaining to the Trustees and executive officers of McMorgan Funds is set forth below.

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
NAME, ADDRESS              POSITION(S)           TERM OF OFFICE AND     PRINCIPAL         NUMBER OF    OTHER
AND AGE                    HELD WITH FUND        LENGTH OF TIME         OCCUPATION(S)     PORTFOLIOS   DIRECTORSHIPS
                                                 Served(1)              DURING PAST 5     IN FUND      HELD BY
                                                                        YEARS             COMPLEX      TRUSTEE
                                                                                          OVERSEEN
                                                                                          BY TRUSTEE
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Robert C. Daney, CPA       Trustee               Since May, 2004        Partner, Brach,        6
McMorgan & Company LLC                                                  Neal, Daney &                  N/A
One Bush Street                                                         Spence LLP
San Francisco, CA  94104                                                (1981-Present)

55
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Kenneth I. Rosenblum       Chairman and Trustee  Since inception        Independent            6       N/A
McMorgan & Company LLC                                                  Consultant
One Bush Street
San Francisco, CA  94104

63
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Walter B. Rose             Trustee               Since inception        President,             6       N/A
McMorgan & Company LLC                                                  Venture
One Bush Street                                                         Consulting
San Francisco, CA  94104                                                Corp. (1998 -
                                                                        Present); prior
60                                                                      thereto,
                                                                        President,
                                                                        McBain, Rose
                                                                        Partners
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------




-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Alan Lindquist             Trustee               Since August 24, 2004  Retired; prior         6       N/A
McMorgan & Company LLC                                                  thereto,
One Bush Street                                                         Partner, Thomas
San Francisco, CA  94104                                                Havey LLP

59
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------




-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Teresa Matzelle            Vice President &      Since August 23, 2004  Vice President,        6       N/A
McMorgan & Company         Secretary                                    McMorgan &
LLC                                                                     Company LLC
One Bush Street
San Francisco, CA  94104

52
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*   An "interested person" as defined in the 1940 Act.

-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
NAME, ADDRESS              POSITION(S)           TERM OF OFFICE AND     PRINCIPAL         NUMBER OF    OTHER
AND AGE                    HELD WITH FUND        LENGTH OF TIME         OCCUPATION(S)     PORTFOLIOS   DIRECTORSHIPS
                                                 Served(1)              DURING PAST 5     IN FUND      HELD BY
                                                                        YEARS             COMPLEX      TRUSTEE
                                                                                          OVERSEEN
                                                                                          BY TRUSTEE
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Vincent J. Bencivenga      Chief Compliance      Since 8/23/04          Chief Compliance       6       N/A
McMorgan & Company         Officer                                      Officer,
LLC                                                                     McMorgan &
One Bush Street                                                         Company LLC;
San Francisco, CA  94104                                                prior thereto
                                                                        Principal,
53                                                                      Compliance
                                                                        Group West
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
                                                                                                        N/A

Robert M. Hirsch*          Chief Legal Officer   Since inception        General Counsel,
McMorgan & Company LLC                                                  McMorgan &
One Bush Street                                                         Company LLC
San Francisco, CA  94104

49
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Jeffrey J. Gaboury*        Vice President,       Since 6/05             Managing               6       N/A
New York Life Investment   Treasurer & Chief                            Director of
Management LLC             Financial Officer                            Fund Accounting
169 Lackawanna Avenue                                                   and
Parsippany, NJ  07054                                                   Administration,
                                                                        New York Life
36                                                                      Investment
                                                                        Management LLC
                                                                        (since December
                                                                        2004); Manager,
                                                                        NYLIM Service
                                                                        Company LLC
                                                                        (since March
                                                                        2005);
                                                                        Executive Vice
                                                                        President, New
                                                                        York Life Trust
                                                                        Company (since
                                                                        February 2005);
                                                                        Vice President,
                                                                        Treasurer, and
                                                                        Chief Financial
                                                                        Officer, The
                                                                        MainStay Funds
                                                                        (since May
                                                                        2005), and
                                                                        MainStay VP
                                                                        Series Fund,
                                                                        Inc. (since
                                                                        June 2005);
                                                                        Treasurer and
                                                                        Principal
                                                                        Financial
                                                                        Officer,
                                                                        McMorgan  Funds
                                                                        (since 2005);
                                                                        Director of
                                                                        Fund
                                                                        Administration,
                                                                        Investors Bank
                                                                        & Trust Company
                                                                        (1995 to 2004).
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------
Mark R. Taylor*            President &           Since 7/04             Executive Vice         6       N/A
McMorgan & Company LLC     Trustee               Since 8/04/04          President,
One Bush Street                                                         McMorgan &
San Francisco, CA  94104                                                Company LLC;

44
-------------------------- --------------------- ---------------------- ----------------- ------------ ---------------

-------------------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*   An "interested person" as defined in the 1940 Act.

The Board of Trustees oversees the Funds, the Adviser and the Sub-Adviser. The committees of the Board include the Audit Committee and Nominating and Governance Committee.


The purpose of the Audit Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Walter B. Rose, Kenneth I. Rosenblum, Robert C. Daney and Alan Lindquist. Robert C. Daney is the Chairman of the Audit Committee. The Audit Committee met three times in 2005.

The purpose of the Nominating and Governance Committee is to set the compensation of the Trustees who are not "interested persons" of the Trust. In addition, the Nominating and Governance Committee is responsible for evaluating the performance and effectiveness of the independent Trustees. The members of the Nominating and Governance Committee are Walter B. Rose, Kenneth I. Rosenblum, Robert C. Daney and Alan Lindquist. In addition, the Nominating and Governance Committee is responsible for evaluating the performance and effectiveness of the independent Trustees. Walter B. Rose is the Chairman of the Nominating and Governance Committee. The Committee is also responsible for other fund governance and board administration matters. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of the adviser or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the adviser and its affiliates; (iv) has the disposition to act independently in respect of the adviser and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend meetings; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Funds; and (viii) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non interested - Trustee. The Nominating and Governance Committee met three times in 2005.

The non-interested Trustees of McMorgan Funds each receive a flat fee of $33,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Chairman and lead non-interested Trustee receives a flat fee of $38,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting attended. No officer or employee of McMorgan & Company LLC receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds.

The following table sets forth information describing the compensation of each Trustee for his services for the fiscal year ended June 30, 2005.

                               COMPENSATION TABLE*

----------------------- ------------------ ---------------------- ----------------------- --------------------------
                                                PENSION OR
                            AGGREGATE      RETIREMENT BENEFITS
                          COMPENSATION            ACCRUED           ESTIMATED ANNUAL         TOTAL COMPENSATION
   NAME OF PERSON,          FROM THE            AS PART OF            BENEFITS UPON            FROM THE TRUST
       POSITION               TRUST            FUND EXPENSES            RETIREMENT            PAID TO TRUSTEES
----------------------- ------------------ ---------------------- ----------------------- --------------------------
Walter B. Rose,                 $                    0                      0                         $
Trustee
----------------------- ------------------ ---------------------- ----------------------- --------------------------
Kenneth I. Rosenblum,           $                    0                      0                         $
Trustee
----------------------- ------------------ ---------------------- ----------------------- --------------------------
Robert C. Daney,                $                    0                      0                         $
Trustee
----------------------- ------------------ ---------------------- ----------------------- --------------------------
Alan Lindquist,                N/A                  N/A                    N/A                       N/A
Trustee
----------------------- ------------------ ---------------------- ----------------------- --------------------------
Mark R. Taylor,                 0                    0                      0                         0
Trustee
----------------------- ------------------ ---------------------- ----------------------- --------------------------

* Mark R. Taylor is an interested person of the Trust and is compensated by McMorgan & Company LLC.

The officers of the Trust receive no compensation directly from McMorgan Funds for performing the duties of their offices.

                               INTERESTED TRUSTEES

------------------------- ------------------------------------------ ------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                              DOLLAR RANGE OF EQUITY SECURITIES        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF TRUSTEE                   IN THE TRUST                     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
------------------------- ------------------------------------------ ------------------------------------------------
  Mark R. Taylor                                                                      Over $100,000

                          Over $100,000 (Intermediate Fixed Income
                                            Fund)

                              Over $100,000 (Fixed Income Fund)

                                Over $100,000 (Balanced Fund)

                           Over $100,000 (Equity Investment Fund)

------------------------- ------------------------------------------ ------------------------------------------------

                             NON-INTERESTED TRUSTEES

------------------------- -------------------------------------------- ---------------------------------------------
                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    DOLLAR RANGE OF EQUITY                IN ALL REGISTERED INVESTMENT COMPANIES
    NAME OF TRUSTEE            SECURITIES IN THE TRUST COMPANIES       OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
------------------------- -------------------------------------------- ---------------------------------------------
  Walter B. Rose          $1 - $10,000 (Principal Preservation Fund)                  Over $100,000

                             $10,001 - $50,000 (Intermediate Fixed
                                         Income Fund)

                               $1 - $10,000 (Fixed Income Fund)

                                 $1 - $10,000 (Balanced Fund)

                          $50,001 - $100,000 (Equity Investment Fund)

------------------------- -------------------------------------------- ---------------------------------------------
Kenneth I. Rosenblum

                                 $1 - $10,000 (Balanced Fund)                         Under $100,000


                                $1 - $10,000 (High Yield Fund)

------------------------- -------------------------------------------- ---------------------------------------------
  Robert C. Daney

                                                                                           None

                                             None

------------------------- -------------------------------------------- ---------------------------------------------
  Alan Lindquist                             None                                          None
------------------------- -------------------------------------------- ---------------------------------------------



                                 CODE OF ETHICS


The Trust, the adviser and the sub-adviser, and underwriter have adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics permits personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. Without prior approval from the designated compliance officer, the officers, directors or trustees and advisory personnel of the Trust, adviser and sub-adviser with substantial responsibility or with knowledge of the investments made by the adviser or sub-adviser on behalf of its clients, including the Funds, are prohibited from purchasing or selling any security which he or she knows:

           (i) is being considered for purchase or sale by the adviser for a client;

           (ii) is being purchased or sold by the adviser or sub-adviser for a client; or

           (iii) is the subject of non-public material information relating to the security and known to that person.

Moreover, portfolio managers and trading personnel of the adviser and sub-adviser are prohibited from engaging in any transaction for their own account that involves a limited opportunity from which a client could otherwise benefit. All access persons must obtain prior approval of any personal securities transaction involving an initial public offering or limited offering (private placement).

Independent Trustees of the McMorgan Funds are not subject to the pre-clearance provisions of the Trust's Code if they have no knowledge of a Fund's intended investments.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 15, 2005, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the McMorgan Fund shares of the Funds.

As of September 15, 2005, no person owned beneficially or of record 5% or more of the Trust. As of September 15, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the McMorgan Funds class of the following series:


Principal Preservation Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       McMorgan & Company LLC
       San Francisco, CA  94104

       New York Life Trust Company
       Client Accounts
       New York, NY

       ADMR Operating Engineers
       Oakland, CA

       ADMR Cement Masons Vacation HC
       Trust Fund
       Suisun, CA

Intermediate Fixed Income Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       Northern California Carpenters
       Oakland, CA

       Amalgamated Bank of NY
       Trust Stationary Engineers
       New York, NY

       Union Bank Trust Nominee
       Local 290

       McMorgan & Company LLC
       San Francisco, CA

Fixed Income Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       ATPA
       ADMR Board of Trustees
       Alameda, CA

       New York Life Trust Company
       Client Accounts
       New York, NY

       Williamette Falls Hosp Reserve Fd

       Benefit Plan Administrators Inc
       FBO Admin for Electrical Workers
       Reno, NV

       National City Bank of Pennsylvania
       Trust USW Education and Scholars
       Cleveland, OH

       IBEW Local 48
       Portland, OR

High Yield Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       New York Life Insurance Co.
       51 Madison Avenue
       New York, NY

       Union Bank Trust Nominee
       Custom San Francisco Lithographers
       Pension Plan Trust
       San Diego, CA  92186

Balanced Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       Trust UA Local 38 Pipe Trades
       San Francisco, CA

       New York Life Trust Company
       Client Accounts
       New York, NY

Equity Investment Fund -

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       New York Life Trust Company
       Client Accounts
       Parsippany, NJ

       Amalgamated Bank C/F
       Oper Engineers Health & Welfare Trust
       New York, NY

       ATPA
       ADMR Board of Trustees
       Alameda, CA

* Pursuant to the definitions set forth in the 1940 Act, persons owning more than 25% of the voting securities of a Fund are presumed to "control" the Fund by virtue of their significant holdings in the Fund. This does not mean, however, that each of these persons necessarily manages the affairs of the Fund. The adviser maintains sole responsibility over the affairs of the Funds pursuant to its Investment Advisory Agreement with the Funds.

As of September 15, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the Class Z of the following series:

Intermediate Fixed Income Fund - Class Z

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       Reliance Trust Company
       FBO UA Local 393 Def Contribution Plan
       Atlanta, GA

       Reliance Trust Company
       FBO UA Local 393 Unitized
       Atlanta, GA

Fixed Income Fund - Class Z

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       New York Life Trust Company
       Client Accounts
       New York, NY

       AST Trust Company
       Trust Local 104
       Phoenix, AZ

Balanced Fund - Class Z

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       New York Life Trust Company
       Client Accounts
       New York, NY

       18.54%
       Trust Local 104
       Phoenix, AZ

       Allied Administrators
       FBO San Diego Labor Unions 401K
       San Diego, CA

       Reliance Trust Company
       UA Local 393 Defined Contribution Pl
       Atlanta, GA

Equity Investment Fund - Class Z

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       AST Trust Company
       Local 104
       Phoenix, AZ

       Reliance Trust Company
       UA Local 393 Defined Contribution Pl
       Atlanta, GA

       Allied Administrators
       FBO San Diego Labor Unions 401K
       San Diego, CA

As of September 15, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the Class R1 and R2 of the Fixed Income
Fund:

Class R1

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       NYLIFE Distributors
       Parsippany, NJ

Class R2

       Name & Address of Beneficial Owners                     Percentage
       -----------------------------------                     ----------
       NYLIFE Distributors
       Parsippany, NJ


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Each Fund has entered into an investment advisory agreement ("Advisory Agreement") with McMorgan & Company LLC (the "adviser"), One Bush Street, Suite 800, San Francisco, CA 94104, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. For providing investment advisory services, each Fund pays the adviser a monthly fee at the following annual rates based on each Fund's average daily net assets before any fee waiver as follows: Principal Preservation Fund - 0.25%, Intermediate Fixed Income Fund - 0.35%, Fixed Income Fund - 0.35%, High Yield Fund - 0.50%, Balanced Fund - 0.45% and Equity Investment Fund - 0.50% . The adviser has voluntarily undertaken to reduce some or all of its management fee to keep total annual operating expenses at or below the following percentages of each Fund's McMorgan Funds Class average net assets: Principal Preservation Fund (0.30%), Intermediate Fixed Income Fund (0.50%), Fixed Income Fund (0.50%), High Yield Fund (0.75%), Balanced Fund (0.60%) and Equity Investment Fund (0.75%). Such fee waivers and expense reimbursements may be terminated at any time at the discretion of the adviser. Any fee reductions or expense reimbursements made by the adviser are subject to reimbursement by the appropriate Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.


New York Life Insurance Company, located in New York, New York, is deemed a control person of the adviser by reason of its ownership of New York Life Investment Management Holdings LLC, which wholly owns the adviser.

Each Advisory Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules there under) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940
Act) of the Trust or adviser (the "Independent Trustees").


The adviser has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.


Under the Advisory Agreement on behalf of each Fund, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds or a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations there under.

The Advisory Agreements are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the adviser. The adviser may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Funds. The Advisory Agreements terminate automatically in the event of their assignment.

For the fiscal years ended June 30, 2005, 2004, and 2003 McMorgan & Company LLC or McMorgan & Company (the adviser's predecessor) were paid advisory fees and expense recoveries after expense reimbursements and fee waivers as follows:

   ----------------------------------------------- --------------------- ---------------- -------------------
                                                        Year Ended         Year Ended         Year Ended
   Series                                             June 30, 2005       June 30, 2004     June 30, 2003
   ----------------------------------------------- --------------------- ---------------- -------------------

   ----------------------------------------------- --------------------- ---------------- -------------------
   Principal Preservation Fund                                              $  132,130           $207,610
   ----------------------------------------------- --------------------- ---------------- -------------------
   Intermediate Fixed Income Fund                                           $  526,109           $487,531
   ----------------------------------------------- --------------------- ---------------- -------------------

   ----------------------------------------------- --------------------- ---------------- -------------------
   Fixed Income Fund                                                        $   50,764           $  6,597
   ----------------------------------------------- --------------------- ---------------- -------------------

   ----------------------------------------------- --------------------- ---------------- -------------------
   High Yield Fund                                                          $  154,961             N/A
   ----------------------------------------------- --------------------- ---------------- -------------------

   ----------------------------------------------- --------------------- ---------------- -------------------
   Balanced Fund                                                            $  453,482           $500,099
   ----------------------------------------------- --------------------- ---------------- -------------------

   ----------------------------------------------- --------------------- ---------------- -------------------
   Equity Investment Fund                                                   $1,028,562           $963,496
   ----------------------------------------------- --------------------- ---------------- -------------------

General expenses of the Funds (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund. Expenses that relate exclusively to a particular class of shares will be borne directly by that class.

For the fiscal years ended June 30, 2005, 2004, and 2003, McMorgan & Company LLC or McMorgan & Company (the adviser's predecessor) reimbursed the Funds for certain recoverable expenses as follows:

                                             Year Ended                 Year Ended              Year Ended
             Series                         June 30, 2005              June 30, 2004           June 30, 2003
             ------                         -------------              -------------           -------------
Principal
Preservation Fund                           $                            $242,530                 $219,211

Intermediate
Fixed Income Fund                           $                            $132,200                 $116,789

Fixed Income Fund                           $                            $160,536                 $146,036

High Yield Fund                             $                            $ 22,202                      N/A

Balanced Fund                               $                            $164,865                 $145,813

Equity Investment
Fund                                        $0                           $0                       $0

SUB-ADVISER  (HIGH YIELD FUND, EQUITY INVESTMENT FUND AND BALANCED FUND, ONLY)


Pursuant to the Subadvisory Agreements between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of each Fund that it manages and the Trust, manages the assets of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser: (1) 50% of the net advisory fee received by the adviser from the High Yield Fund pursuant to the Advisory Agreement between the adviser and the High Yield Fund, and (2) 0.25% of the average daily net assets of the Equity Investment Fund and Balanced Fund pursuant to the Sub-Advisory Agreements related to the Equity Investment Fund and the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Equity Investment Fund or Balanced Fund for expenses or waive any expense for the Equity Investment Fund or Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.


The Subadvisory Agreement remains in effect for two years following its effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The sub-adviser has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the sub-adviser bears the salaries and expenses of all of its personnel.

The Subadvisory Agreement provides that the sub-adviser shall not be liable to the High Yield Fund for any error of judgment by the sub-adviser or for any loss suffered by the High Yield Fund except in the case of the sub-adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be either terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.




    PORTFOLIO MANAGERS

    Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of September 30, 2005 is set forth below:

-------------------------- ------------------------------------------------ ------------------------------------------------
                                  NUMBER OF OTHER ACCOUNTS MANAGED             NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE
                                     AND ASSETS BY ACCOUNT TYPE                   ADVISORY FEE IS BASED ON PERFORMANCE
-------------------------- ------------------------------------------------ ------------------------------------------------
                 FUNDS
              MANAGED BY    REGISTERED     OTHER POOLED                       REGISTERED   OTHER POOLED
  PORTFOLIO    PORTFOLIO    INVESTMENT      INVESTMENT                        INVESTMENT    INVESTMENT
   MANAGER      MANAGER       COMPANY        VEHICLES      OTHER ACCOUNTS      COMPANY       VEHICLES      OTHER ACCOUNTS
-------------------------- ------------------------------------------------ ------------------------------------------------

-------------------------- ------------------------------------------------ ------------------------------------------------

-------------------------- ------------------------------------------------ ------------------------------------------------

-------------------------- ------------------------------------------------ ------------------------------------------------

-------------------------- ------------------------------------------------ ------------------------------------------------

-------------------------- ------------------------------------------------ ------------------------------------------------

     Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

     To address potential conflicts of interest between the clients and the advisor and sub-advisor have developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the advisor has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

     Portfolio Manager Compensation Structure. In an effort to retain key personnel, the advisor and sub-advisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

McMorgan & Company LLC (McMorgan) portfolio managers receive a base salary and an annual incentive based on performance against individual and department/team objectives, as well as McMorgan's overall results. The plan is designed to align compensation with clients' goals by rewarding portfolio managers who meet the long-term objective of consistent and superior investment performance. In addition, these employees participate in a long-term incentive program.

The total compensation package (i.e., salary, annual and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

     New York Life Investment Management LLC ("NYLIM") portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured, at the discretion of NYLIM management, by the performance of the product(s) under the individual's management relative to internal performance objectives and any product-appropriate benchmarks on a pre-tax basis over various time periods. In addition, these employees also participate in a long-term incentive program. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

     As of September 30, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

--------------------------- ------------------------------------------------ -----------------------------------------
    PORTFOLIO MANAGER                               FUND                                 $ RANGE OF OWNERSHIP
--------------------------- ------------------------------------------------ -----------------------------------------
--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------

--------------------------- ------------------------------------------------ -----------------------------------------


TRANSFER AGENT

NYLIM Service Company LLC, which has its principal business address at 169 Lackawanna Avenue, Parsippany, NJ 07054, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, NYLIM Service Company LLC maintains records pertaining to the sale and redemption of Fund shares and will distribute each Fund's cash dividends to shareholders. NYLIM Service Company is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.


ADMINISTRATOR

IBT serves as the administrator for the Funds. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of records and books, preparation of reports, and compliance monitoring. For providing administrative services to the Funds, IBT receives from each Fund a basic fee, computed daily and paid monthly. IBT is a wholly-owned subsidiary of____________________.

The Funds paid the following administration fees to New York Life Investment Management LLC, the prior administrator of the Funds, for the fiscal years ended June 30, 2005, 2004 and 2003:

-------------------------------------------- ---------------------- ------------------------- ------------------------
Series                                        Fiscal Year End 2005   Fiscal Year End 2004      Fiscal Year End 2003
-------------------------------------------- ---------------------- ------------------------- ------------------------

-------------------------------------------- ---------------------- ------------------------- ------------------------
Principal Preservation Fund                  $                      $73,967                   $86,675
-------------------------------------------- ---------------------- ------------------------- ------------------------
Intermediate Fixed Income Fund               $                      $104,792                  $99,617
-------------------------------------------- ---------------------- ------------------------- ------------------------
Fixed Income Fund                            $                      $41,754                   $34,143
-------------------------------------------- ---------------------- ------------------------- ------------------------
High Yield Fund                              $                      $17,454                   N/A
-------------------------------------------- ---------------------- ------------------------- ------------------------
Balanced Fund                                $                      $79,768                   $84,813
-------------------------------------------- ---------------------- ------------------------- ------------------------
Equity Investment Fund                       $                      $113,452                  $109,739
-------------------------------------------- ---------------------- ------------------------- ------------------------




ACCOUNTING SERVICES AGENT

New York Life Investment Management LLC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates each Fund's net asset value in accordance with the provisions of that Fund's current Prospectus and prepares for Fund approval and use various government reports, tax returns, and proxy materials. For providing accounting services to the Funds, New York Life Investment Management LLC receives from each Fund an annual fee, computed daily and paid monthly. New York Life Investment Management LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.


SUB-ADMINISTRATION AND SUB-ACCOUNTING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.


CUSTODIAN


IBT, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, is the custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, IBT: (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds' securities, (v) prepares and maintains records with respect to transactions for which IBT is responsible as custodian, and (vi) makes periodic reports to the Trustees concerning the Funds' operations. For these services, IBT charges the Funds a monthly asset-based fee and certain transaction fees, and is entitled to reimbursement from the Funds for expenses incurred by IBT in the performance of its duties.


UNDERWRITER


NYLIFE Distributors LLC, a limited liability company organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.


The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreements will terminate in the event of their assignment.

DISTRIBUTION PLAN


          [MUST SPELL OUT ACTUAL AMOUNTS PAID UNDER 12B-1 PLAN DURING
                       LAST FISCAL YEAR (ITEM 14(G)(1)).]

The Trust has adopted a distribution plan on behalf of the Class Z shares of the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund (the "Plan") and a distribution plan on behalf of the Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the 1940 Act. Each Plan permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. Each Plan provides that the applicable Fund will reimburse the Distributor or a third party administrator for actual distribution and shareholder servicing expenses incurred not exceeding, on an annual basis, 0.25% of each Fund's average daily net assets.


Plan revenues may be used to reimburse certain third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

In adopting each Plan, the Board of Trustees considered the likelihood that the Plan is designed to benefit each Fund and its shareholders by strengthening the system for distributing the Fund's shares and thereby increasing sales and reducing redemptions. The Trustees adopted each Plan because of its anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of the Funds' shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities among the Funds will be allocated among the Funds in proportion to their net assets. The Board of Trustees concluded that there was a reasonable likelihood that each of the applicable Funds and their shareholders would benefit from the adoption of each Plan.

Each Plan is subject to annual approval by the Trustees and is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.


If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees.

Because amounts paid pursuant to the Plan are paid to the Disstributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the Trustees has a financial interest in the operation of the Plan. For the fiscal year ended June 30, 2003, the Class Z shares of the Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund and the Equity Investment Fund paid, $8,951, $21,139, $18,957 and $28,132 respectively in 12b-1 fees to the Distributor. The Fixed Income Fund commenced offering R2 shares on the date of this Statement of Additional Information.


All payments made pursuant to the Plan are made for the purpose of selling shares issued by the applicable Funds.

SHAREHOLDER SERVICES PLAN; SERVICE FEES


                  [INCLUDE DOLLAR AMOUNTS PAID OUT UNDER PLAN.]


The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and Class R2 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 Shares.

Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.


Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the non-interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the non-interested Trustees. The Services Plan was approved by the Trustees, including the non-interested Trustees, at a meeting held on December 2, 2003.


Each Services Plan provides that it may not be amended to materially increase the costs, which holders of Class R1 and R2 share of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

The Services Plan provides that the adviser shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

INDEPENDENT ACCOUNTANTS

The accounting firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, PA 19103, has been designated as independent accountant for each Fund. Tait, Weller & Baker performs annual audits of each Fund and is periodically called upon to provide tax advice.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The adviser or sub-adviser (in the case of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund) is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities in which a Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The adviser and sub-adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to each Fund. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the adviser and sub-adviser consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The adviser also considers the nature and character of the markets for the security to be purchased or sold.

The Funds may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced the adviser's or sub-adviser's normal research activities in providing investment advice to the Funds. The adviser's or sub-adviser's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the Funds to pay such higher commissions, the adviser and sub-adviser will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for a Fund or the adviser's or sub-adviser's overall responsibilities to the Funds or other investment companies and investment accounts. Typically, these products and services assist the adviser or its affiliates in terms of its overall investment responsibilities to the Funds and other investment companies and investment accounts; however, each product or service received may not benefit the Funds.

The Trustees of the Funds periodically review the adviser's and sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

The adviser and sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. Research services furnished by dealers through whom the Funds effect securities transactions may be used by the adviser in servicing all of its accounts; not all such services may be used in connection with the Funds. In the opinion of the adviser and sub-adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including each Fund). When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. The adviser will attempt to allocate equitably portfolio transactions among each Fund and others whenever concurrent decisions are made to purchase or sell securities by a Fund and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the adviser, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For futures transactions, the selection of an FCM ("futures commission merchant") is generally based on the overall quality of execution and other services, including research, provided by the FCM. Futures transactions are executed and cleared through FCMs who receive commissions for their services.


Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The Trustees of the Funds periodically review the adviser's and sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the compensation paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of other funds or investment accounts (including proprietary accounts) managed by the adviser, sub-adviser or their affiliates. The same security is often held in the portfolio of more than one of these Funds or investment accounts. Simultaneous transactions are inevitable when several Funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund or investment account.


When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining the adviser as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Funds paid the following aggregate brokerage commissions for the fiscal years ended June 30, 2005, 2004 and 2003:

---------------------------------------- ------------------------- ------------------------- -------------------------
Series                                   Fiscal Year               Fiscal Year               Fiscal Year
                                         Ended 2005                Ended 2004                Ended 2003
---------------------------------------- ------------------------- ------------------------- -------------------------

---------------------------------------- ------------------------- ------------------------- -------------------------
Balanced Fund                            $                         $97,853                   $65,252
---------------------------------------- ------------------------- ------------------------- -------------------------

---------------------------------------- ------------------------- ------------------------- -------------------------
Equity Investment Fund                   $                         $227,079                  $166,534
---------------------------------------- ------------------------- ------------------------- -------------------------

---------------------------------------- ------------------------- ------------------------- -------------------------


The Principal Preservation Fund, the Intermediate Fixed Income Fund, and the Fixed Income Fund and High-Yield paid no brokerage commissions during the three preceding fiscal years. However, these Funds pay the difference between the bid and ask price in connection with portfolio transactions. The High Yield Fund will also pay the difference between the bid and ask price in connection with portfolio transactions.


                        CORPORATE GOVERNANCE/PROXY VOTING

No Fund intends to direct or administer the day-to-day operations of any company. A Fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Trustees, shareholders of a company, and holders of other securities of the company when the adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities in which a Fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. The adviser and sub-adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a Fund and the risk of actual liability if a Fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

The adviser votes all proxies in the Funds. A description of the policies and procedures that the adviser uses to determine how to vote proxies and how the adviser votes proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

                          SHARES OF BENEFICAL INTEREST

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Funds has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Trust Instrument expressly provides that the Trust has been organized under Delaware law and that the Trust Instrument will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability. The Trust Instrument provides for the indemnification of any shareholders held personally liable for any obligations of the Trust or a Fund.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

PURCHASE OF SHARES

The Intermediate Fixed Income Fund, High Yield Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds shares, with no sales charges or 12b-1 fees and Class Z shares, with no sales charges, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee. The Fixed Income Fund offers four classes of shares: McMorgan Fund Shares, Class Z shares, Class R1 shares and Class R2 shares. Class R1 are subject to a 0.10% shareholder servicing fee and Class R2 shares are subject to both a 0.10% shareholder servicing fee and 0.25% Rule 12b-1 fee. The Principal Preservation Fund only offers McMorgan Funds class of shares. Class Z, Class R1 and Class R2 shares are continuously offered only through broker-dealers, financial institutions and financial intermediaries that have selling agreements with the Funds.

NET ASSET VALUE

The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (currently 4:00 pm, Eastern time) for each class of shares of each Fund by dividing the current market value (amortized cost, in the case of the Principal Preservation Fund) of the total assets attributable to that class, by the total number of outstanding shares of that class.

Portfolio securities of the Principal Preservation Fund are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Principal Preservation Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Principal Preservation Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

Portfolio securities of each of the other Funds are valued:

         (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads between the bid and ask prices or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

         (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

         (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the adviser or sub-adviser, or if the prices are deemed by the adviser or sub-adviser not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies approved by the Board;

         (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the adviser if those prices are deemed by the adviser or sub-adviser to be representative of market values at the close of the NYSE. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sale prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques;

         (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and

         (f) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Trustees.

Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Trustees. For financial accounting purposes, the Funds recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Funds are informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Trustees. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the adviser or sub-adviser may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the adviser or sub-adviser will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the adviser.


Net Assets

_____________________________          =               Net Asset Value per share
Shares Outstanding


An example of how the Fund calculated the net asset value per share for the McMorgan Class shares as of September 30, 2005 is as follows:

Intermediate Fixed Income Fund

                 $168,374,293          =               $10.42
                   16,159,824

Fixed Income

                  $38,546,339          =               $11.19
                    3,446,029
                 ============
High Yield

                  $57,658,081          =               $10.21
                    5,648,565
                 ============
Balanced

                 $117,259,047          =               $16.49
                    7,109,938
                 ============
Equity Investment

                 $183,709,898          =               $20.06
                    9,157,030
                 ============

TRANSFER OF SECURITIES


At the discretion of the Funds, investors may be permitted to purchase a Fund's shares by transferring securities to the Fund that meet the Fund's investment objectives and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's NAV at the time of the next determination of NAV after such acceptance. Shares issued by a Fund in exchange for securities will be issued at the NAV determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investor's basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act; and (3) the value of any such security (except U.S. government securities), being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

REDEMPTIONS


Pursuant to the Funds' Trust Instrument, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in-kind. However, the Funds have elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of each Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. If a shareholder has requested redemption of all or a part of the shareholder's investment, and the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.


The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

                                      TAXES
MULTI-CLASS FUNDS

Each multiple-class Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividends in the case of the High Yield Fund, Balanced Fund and Equity Investment Fund) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Because the Principal Preservation Fund is a money market fund, it is not expected to realize any long-term capital gain.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

Effect of foreign withholding taxes. A Fund (other than the Principal Preservation Fund) may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of a shareholder's basis is taxable as a capital gain.

PFIC Securities. Each Fund (other than the Principal Preservation Fund)may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends; accordingly these dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to the shareholder, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Funds' Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid federal excise taxes, the Code requires each Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts:
98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts of these categories of income or gain from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTIONS OF FUND SHARES

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions to the shareholder for federal and state income tax purposes. If a shareholder redeems their Fund shares, or exchanges them for shares of a different Fund, the IRS will require the shareholder report any gain or loss on their redemption or exchange. If a shareholder held his or her shares as a capital asset, the gain or loss that the shareholder realized would be capital gain or loss and would be long-term or short-term, generally depending on how long a shareholder held his or her shares.

Because the Principal Preservation Fund tries to maintain a stable $1 share price, the shareholder should not expect to realize any capital gain or loss on the sale or exchange of his or her shares of this Fund.

WASH SALES

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that a shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by the shareholder. States also grant tax-free status to mutual fund dividends paid to shareholders from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA securities), generally does not qualify for federal or state tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS FOR INDIVIDUALS

For individual shareholders, a portion of the dividends paid by the McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned by a Fund on the following income sources will qualify for this treatment:
     o    dividends paid by domestic corporations, and
     o dividends paid by qualified foreign corporations, including: corporations incorporated in a possession of the U.S., corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

A Fund must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold its investments in equity securities for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, you, as an investor in the Fund, must hold your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax adviser.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of any Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS


If a shareholder is a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. The corporate shareholder may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investment in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES

Each Fund (other than the Principal Preservation Fund) may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

Derivatives. Each Fund (other than the Principal Preservation Fund) is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Constructive sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Each of these investments by a Fund (other than the Principal Preservation Fund) in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. A shareholder should consult his or her tax adviser about the federal, state, local or foreign tax consequences of his or her investment in the Fund.

PROXY VOTING

FINANCIAL RESPONSIBILITY CRITERIA

McMorgan Funds will carefully consider all proposals submitted to shareholders where we have voting power and grant proxies or vote stock for fiduciary accounts. In exercising our judgment with respect to voting stock in McMorgan Funds, we will be governed by our primary duty to safeguard and promote the best interest of the Funds' shareholders. In keeping with this duty, it is our policy to take a position designed to advance the economic value of the companies whose securities are held. If, after careful consideration, we believe that corporate management's position on financial, corporate governance, social, or environmental questions could adversely affect the company and/or the interests of its shareholders, the proxy will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted either "for" or "against".

                                VOTING GUIDELINES

In general, McMorgan Funds will vote for the principles of majority rule and one vote for each share. Guidance on individual issues is stated below. Exceptions may be made on a case-by-case basis. Individual circumstances are expected to vary widely and influence vote.

Independent Auditors: Generally vote FOR. However, vote against may be cast where recent or past actions occasion concern that the auditing firm may not be a diligent guardian of shareholders' interests.

Routine Matters: It is general policy of the adviser to the McMorgan Funds, to review every proxy issue on a case by case basis.


                               BOARD OF DIRECTORS

Director Nominees: Generally vote FOR. However, consideration may be given to withholding for Directors who exhibit poor attendance at meetings, low ownership of stock (less than the equivalent of one year's compensation), past governance deficiencies at subject or other corporations, inherent conflicts which may importantly influence independence, past actions regarding protection of shareholders' interest, and other relevant factors. In those rare instances of a contested election of Directors, votes will be evaluated on a case-by-case basis.

Classified Board Proposals: Generally vote AGAINST establishment of classified Boards and FOR proposals to repeal classified Boards. A classified Board is one that divides Directors into three classes, e.g., elected to 3-year terms with each class election occurring in different years. It is considered best that all Directors should be accountable on an annual basis. The ability to elect Directors is the single most important franchise of the shareholders.

Cumulative Voting Proposals: Generally vote FOR, as shareholders may be able to elect at least one of their own candidates to the Board, which would bring increased shareholder involvement in the success of a company.

Equal Access Proposals: Generally vote FOR proposals to allow large shareholders equal access to management's proxy to discuss management proposals, Director nominees, or discuss shareholder nominees to the Board. Equal access would overcome Security and Exchange Commission rules and State laws that severely restrict subject matter that may be included in a shareholder resolution.

Director Indemnification Proposals: Generally vote AGAINST proposals to amend a corporate charter to limit or eliminate liability for monetary damages of Directors and Officers for violating the duty of care. Vote FOR expanded indemnification proposals that would protect Directors for an unsuccessful defense where the individual was found to act in good faith and in a manner reasonably thought to be in the best interests of the company.

The "duty of care" principle means Directors and Officers must exercise diligence and fully consider corporate actions in their capacity as agents of the company acting on behalf of the shareholders.

It is understood that personal liability can deter service under certain conditions, such as limitations of effective insurance. Conditions should be monitored so as not to discourage effective Directors from service.

                          CHANGES TO CAPITAL STRUCTURE

Increased Common Shares, Increased Preferred Shares: Consider on a case-by-case basis. Authorization of increased shares should be limited to that amount which may be necessary for financing within the next 12 months unless the corporation sets forth other compelling reasons. It is deemed advisable to exercise some control over authorized stock and issuance thereof to allow shareholders input on acquisitions which could change the fundamental characteristics of the company.

Preemptive Rights: Generally vote AGAINST proposals to provide preemptive rights for domestic corporations' shareholders. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from fulfilling one of their functions, which is to raise capital advantageously. Shareholders will have no difficulty maintaining their relative position for open market purchase, should they so desire.

"Preemptive rights" are the right of certain shareholders to maintain ownership of a constant percentage of a company's stock. Such shareholders have the first opportunity to purchase new stock in the company proportionate to the percentage of shares already held.

                              CORPORATE GOVERNANCE

Confidential Voting: Generally vote FOR, as this will permit shareholders a vote on the merits of a proposal without being influenced exclusively by management to change their vote before the final tally.

Supermajority Vote Requirements: Generally vote AGAINST proposals requiring a supermajority shareholder vote to approve mergers and other significant business combinations and AGAINST proposals requiring a supermajority vote to amend any bylaw or charter provision.

Unequal Voting Rights: Generally vote AGAINST any proposal to limit or extinguish the right to vote or to authorize an exchange of limited voting shares for full voting shares, or which call for time-phased voting which bases voting rights on the length of time shares have been held.


Greenmail: Vote FOR proposals to adopt anti-government greenmail charter or bylaw amendments or otherwise restrict a company's ability to pay greenmail. Targeted share re-purchases by management above the market price (greenmail) of company stock from an individual or select group which may be seeking control of the company is considered an extraordinarily wasteful entrenchment device and discriminatory to all other shareholders.


Poison Pills: Generally vote FOR resolutions requiring a company to submit its poison pill to shareholders for ratification, AGAINST resolutions establishing poison pills, and FOR rescission of poison pill resolutions.

"Poison Pills" are stock purchase rights plans which, when triggered by a hostile acquisition attempt, give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company.

Shareholders Right to Call Special Meeting: Generally vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings.

Shareholders Action by Written Consent: Generally vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent.

Fair Price Provisions: Vote FOR, but only when the corporation in question has neither a poison pill, a supermajority vote requirement, nor State anti-takeover statutes.

Fair price provisions are designed to prevent a two-tier, hostile acquisition tender offer where the second stage of the offer is at a lower price than the first.

Reincorporation: Consider on a case-by-case basis from the viewpoint of its impact on effective ownership involvement.


                          EXECUTIVE COMPENSATION PLANS

Executive compensation is an important issue in corporate governance because a properly designed compensation package is one way of aligning executives' interests with that of shareholders. McMorgan Funds wants executive compensation packages that are high enough to attract qualified management, that reflect individual performance, that are competitive within their industry, but not excessive. McMorgan Funds wants compensation packages with a positive and significant correlation between corporate performance and pay. McMorgan Funds also desire compensation packages that encourage stock ownership by management. Broad eligibility is favored as providing more incentive than plans that merely compensate the top echelon of management.

Employee Incentive Compensation Plans:  Generally vote FOR these broad plans.

Executive Stock Option Plans: Vote FOR plans which are reasonable and meet the following criteria: The proxy statement description should be clear and easily understood; performance should be adjudged to be satisfactory; dilution should not exceed a five percent increase in shares over the life of the plan and one percent per year; the exercise price for stock options should not be below 85% of market value at time of grant; the plan should not allow the Board to lower exercise prices without shareholder approval; the plan should not have change of control trigger provisions which might serve as an anti-takeover defense.

Golden Parachute: Golden parachute plans should be submitted to shareholders for vote. Generally vote AGAINST unless it is considered that the plan aligns the interest of shareholders and management.

Golden parachutes are special employment contracts that provide for severance payments upon involuntary (or sometimes voluntary) termination by an individual following a change in control.

Stock Option Plans for Outside Directors: Vote FOR if they appear reasonable and contain fixed issue and exercise rules, not open to management discretion to change.


Stock Option Plan Changes: Vote AGAINST stock option plans that reset lower prices for top executives or allow recessions of exercised stock options. Rescissions of exercised stock options would be viewed very negatively, with action that may include withholding for election of the Board of Directors.

                            SHAREHOLDER VOTING POLICY
                         SOCIAL RESPONSIBILITY CRITERIA

McMorgan Funds expects the management of companies whose equity securities are held in managed client portfolios to conduct themselves with propriety and with a view toward social considerations. If any improper practices come into being, McMorgan Funds expects corporate management to move decisively to eliminate them and effect adequate controls to prevent recurrence. On the other hand, McMorgan Funds does not intend to supplant the duties which are the responsibility of Federal or State regulatory agencies, such as the Equal Employment Opportunity Commission, the Environmental Protection Agency, the Occupational Safety and Health Agency, the Nuclear Regulatory Commission, the Securities and Exchange Commission, and others which are covered by law of the United States government.

If a company operates in a country or environment where serious human rights violations occur, McMorgan Funds expects to see maximum progressive practices toward elimination of these violations. For employees who are disadvantaged because of such violations, McMorgan Funds expects the companies to persist in availing themselves of every reasonable and legally permissible means to ensure that all of their employees and their families have what they need to pursue a life of dignity and personal well being.

Should satisfaction of McMorgan Funds criteria by any company not be adequate, the funds will consider what action to take.

                          AUDITED FINANCIAL STATEMENTS

The Funds' financial statements, including the notes thereto, dated as of June 30, 2005, which have been audited by Tait, Weller & Baker, are incorporated by reference from the Funds' 2005 Annual Report to Shareholders.

                             REPORTS TO SHAREHOLDERS

Shareholders will receive audited annual reports and unaudited semi-annual reports describing McMorgan Funds' investment operations. Inquiries regarding McMorgan Funds may be directed to the adviser at 1-800-788-9485.


                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although McMorgan & Company LLC and its Sub-Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                                                    Explanation

Investment Grade

AAA                                                            Highest rating; extremely strong capacity to pay
                                                               principal and interest

AA                                                             High quality; very strong capacity to pay principal
                                                               and interest

A                                                              Strong capacity to pay principal and interest;
                                                               somewhat more susceptible to the adverse
                                                               effects of changing circumstances and economic
                                                               conditions.

BBB                                                            Adequate capacity to pay principal and interest;
                                                               normally exhibit adequate protection parameters, but
                                                               adverse economic conditions or changing circumstances
                                                               more likely to lead to a weakened capacity to pay
                                                               principal and interest than for higher rated bonds.

Non-Investment Grade

BB, B, CCC, CC, C                                              Predominantly speculative with respect to the
                                                               issuer's capacity to meet required interest and
                                                               principal payments.
                                                               BB - lowest degree of speculation; C - the highest
                                                               degree of speculation. Quality and protective
                                                               characteristics outweighed by large uncertainties
                                                               or major risk exposure to adverse conditions.

D                                                              In default.

MOODY'S INVESTORS SERVICE, INC.

Bond Rating                                                    Explanation

Investment Grade

Aaa                                                            Highest quality, smallest degree of investment risk.

Aa                                                             High quality; together with Aaa bonds, they compose the
                                                               high-grade bond group.

A                                                              Upper-medium grade obligations; many favorable
                                                               investment attributes.

Baa                                                            Medium-grade obligations; neither highly protected nor
                                                               poorly secured. Interest and principal appear adequate
                                                               for the present but certain protective elements may be
                                                               lacking or may be unreliable over any great length
                                                               of time.

Non-Investment Grade

Ba                                                             More uncertain, with speculative elements. Protection of
                                                               interest and principal payments not well safeguarded
                                                               during good and bad times.

MOODY'S INVESTORS SERVICE, INC.

Bond Rating                                                    Explanation

Non-Investment Grade

B                                                              Lack characteristics of desirable investment; potentially
                                                               low assurance of timely interest and principal payments
                                                               or maintenance of other contract terms over time.

Caa                                                            Poor standing, may be in default; elements of danger with
                                                               respect to principal or interest payments.

Ca                                                             Speculative in a high degree; could be in default or have
                                                               other marked shortcomings.

C                                                              Lowest-rated; extremely poor prospects of ever attaining
                                                               investment standing.

Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                 MCMORGAN FUNDS

                                    FORM N-1A

Part C.  Other Information

Item 23.                Exhibits.

                           (a) Copies of Charter -- Amended Trust Instrument dated May 9, 1994 is incorporated by reference to Exhibit No. (1) of Post-Effective No. 3.


                           (b) Amended and Restated By-Laws dated [ATTACHED BYLAWS SAY AUGUST 23, 2004] are incorporated by reference to Exhibit No. 99.8.23(b) of Post-Effective No. 19.

                           (c) Copies of all instruments defining the rights of holders of the securities -- Not Applicable. Registrant proposes to maintain investments as non-certificated book entry shares.


                           (d)     Copies of all investment advisory contracts.

                                   (1)  Investment Advisory contracts between
                                        the Registrant and McMorgan & Company,
                                        LLC for the McMorgan Principal
                                        Preservation Fund, McMorgan Fixed Income
                                        Fund, McMorgan Intermediate Fixed Income
                                        Fund, McMorgan High Yield Fund, McMorgan
                                        Balanced Fund and McMorgan Equity
                                        Investment Fund are - incorporated by
                                        reference to Exhibit No. 23(d) (1) of
                                        Post-Effective No. 12.


                                   (2)  Sub-Advisory contract between the
                                        Registrant and McMorgan & Company, LLC
                                        for the McMorgan High Yield Fund,
                                        McMorgan & Company, LLC and NYLIM are
                                        incorporated by reference to Exhibit No.
                                        23 (d) (2) Post-Effective No. 16.
                                        [INCLUDE NEW SUB-ADVISORY AGREEMENTS]


                           (e) Copies of each underwriting or distribution contract --Underwriting Agreement among Registrant, and NYLIFE Distributors Inc. is incorporated by reference to Exhibit No. 23(e) of Post Effective No. 13.

                           (f) Copies of all bonus, profit sharing, pension or other similar contracts -- Not Applicable.

                           (g)     Copies of all custodian agreements -
                                   Custodian Agreement between Registrant and
                                   Bank of New York is incorporated by reference to Exhibit No. 23(g) of Post Effective No. 13.


                           (h) Copies of all other material contracts not made in the ordinary course of business which are to be performed.

                                   (1)  Administration and Accounting Services
                                        Agreement between the Registrant and New
                                        York Life Investment Management LLC is
                                        incorporated by reference to Exhibit No.
                                        23(h)(1) of Post Effective No. 13.

                                   (2)  Transfer Agency Services Agreement
                                        between the Registrant and NYLIM Service
                                        Company LLC is incorporated by reference to Exhibit No. 23(h)(2) of Post Effective No. 13.

                           (i) Consent of Stradley Ronon Stevens & Young LLP, dated October 15, 2004 is filed with this Post-Effective No. 20.

                           (j) Copies of any other opinions, appraisals or rulings --Consent of Independent Auditors - filed with this Post-Effective No. 20.

                           (k)     All financial statements omitted from Item
                                   23. --Not Applicable.

                           (l) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant is incorporated by reference to Exhibit No. (13) of Post-Effective No. 3.


                           (m)
                                   (1) Rule 12b-1 Distribution Plan for the
                                       Class Z shares is incorporated by
                                       reference to Exhibit 99.B.23(m)(1) to
                                       Post-Effective No. 19.

                                   (2) Rule 12b-1 Distribution Plan for Class R2
                                       shares is filed with this Post-Effective
                                       No. 19.

                                   (3) Rule 12b-1 Shareholder Service Plans for
                                       Class R1 and R2 Shares is incorporated by reference to Exhibit 99.B.23(m)(3) to Post-Effective No. 19.

                           (n)     Financial Data Schedules - Not Applicable.


                           (o) Rule 18f-3 Plan -- incorporated by reference to Exhibit No. 23(o) of Post-Effective
                                   No. 11.

                           (p)     Code of Ethics

                                   (1)  Code of Ethics of the Registrant
                                        -incorporated by reference to Exhibit
                                        No. 23(p)(1) of Post-Effective No. 11.

                                   (2)  Code of Ethics of the Adviser, McMorgan
                                        and Company LLC - incorporated by
                                        reference to Exhibit No. 23(p)(2) of
                                        Post-Effective No. 11.

                                   (3) Code of Ethics of NYLIM, the sub-adviser for the High Yield Fund, incorporated by reference to Exhibit No. 23 (p) (3) of Post-Effective No. 16.


                           (q) Power of Attorney--dated October 15, 2004 is filed with this Post-Effective No. 19. [NEED POWER OF ATTORNEY FROM JEFFREY GABOURY]


Item 24.         Persons Controlled by or under Common Control with Registrant.

                 The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

Name of Organization (Jurisdiction)(1)

         MainStay VP Series Fund, Inc.(2) (Maryland)
         The MainStay Funds (2) (Massachusetts)
         Eclipse Funds(2) (Massachusetts)

         Eclipse Funds Inc.(2) (Maryland)
         McMorgan Funds (2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
         MacKay Shields LLC (Delaware)

                MacKay Shields General Partner (L/S) LLC (Delaware)
         Madison Capital Funding LLC (Delaware)
         McMorgan & Company LLC (Delaware)
         NYLCAP Manager LLC (Delaware)
                New York Life Capital Partners, L.L.C. (Delaware)
                New York Life Capital Partners II, L.L.C. (Delaware)
                NYLIM Mezzanine Partners GP, LLC (Delaware)

         NYLIM Service Company LLC (Delaware)
         New York Life Investment Management LLC (Delaware)
                New York Life Investment Management (U.K.) Limited (United Kingdom)
         New York Life Benefit Services LLC (Delaware)
         NYLIFE Distributors LLC (Delaware)
         NYLIM Real Estate Inc.  (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
         HSBC Salud (Argentina), S.A.(3) (40%) (Argentina)
         HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (40%)(Argentina)
         HSBC New York Life Seguros de Retiro (Argentina) S.A.(3)(40%) (Argentina)
         Maxima S.A. AFJP(3) (40%) (Argentina)
         New York Life Insurance Limited (Korea)
         New York Life Insurance Worldwide Limited (Bermuda)
         New York Life International Holdings Limited (Mauritius)
                  Max New York Life Insurance Company Limited (3) (26%) (India)
         New York Life International India Fund (Mauritius) LLC (90%) (Mauritius)
         New York Life Insurance (Philippines), Inc. (Philippines)

         New York Life Worldwide Capital, Inc. (Delaware)
                  Fianzas Monterrey, S.A. (99.95%) (Mexico)
                            Operada FMA, S.A. de C.V. (99%) (Mexico)
                  NYL International Reinsurance Company Ltd. (Bermuda)
                  Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand) (4)
                  NYLIFE Thailand, Inc. (Delaware)
                  Siam Commercial - New York Life Insurance Public Company Limited (45.3%) (Thailand)
                  NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
                  P.T. Asuransi Jiwa Sewu-New York Life(3) (50%) (Indonesia)
                  Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)

                            Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)

         Avanti Corporate Health Systems, Inc. (Delaware)
                  Avanti of the District, Inc. (Maryland)

         Eagle Strategies Corp. (Arizona)
         Express Scripts, Inc.(5) (21%) (Delaware)
         New York Life Capital Corporation (Delaware)
         New York Life International Investment Asia Ltd. (Maurituis)
         New York Life International Investment Inc. (Delaware)
                  Monetary Research Ltd. (Bermuda)
                  NYL Management Limited (United Kingdom)
         New York Life Trust Company (New York)
         New York Life Trust Company, FSB (United States)
         NYLCare NC Holdings, Inc. (Delaware)
         NYL Executive Benefits LLC (Delaware)
         NYLIFE Administration Corp. (Texas)
         NYLIFE Structured Asset Management Company Ltd. (Texas)
         NYLIFE Refinery Inc. (Delaware)
         NYLIFE Securities Inc. (New York)

         NYLINK Insurance Agency Incorporated (Delaware)
                   NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
                   NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
                   NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                   NYLINK Insurance Agency of Montana, Incorporated (Montana)

                  NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
                  NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico)
                  NYLINK Insurance Agency of Washington, Incorporated (Washington)
                  NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
         NYLTEMPS INC. (Delaware)
         NYLUK I Company (United Kingdom)
                  New York Life (U.K.) Limited (United Kingdom)
                           Life Assurance Holding Corporation Limited(3) (22.6%) (United Kingdom)
                                    Windsor Life Assurance Company Limited(3) (United Kingdom)
                  NYLUK    II Company (United Kingdom)
                           W(UK)HC Limited (United Kingdom)
                           Gresham Mortgage (United Kingdom)
                           Gresham Unit Trust Managers (United Kingdom)
                           W Construction Company (United Kingdom)
                           W Financial Services (United Kingdom)
                           W Home Loans (United Kingdom)
                           W Trust Managers (United Kingdom)
                           WUT (United Kingdom)
                           WIM (AIM) (United Kingdom)
                           WLIC (United Kingdom)
                           WFMI (United Kingdom)
                           WIM (United Kingdom)
         Prime Provider Corp. (New York)
                  Prime Provider Corp. of Texas (Texas)
                  WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

NYLINK Insurance Agency of Idaho, Incorporated (Idaho)(6)
NYLINK Insurance Agency of Ohio, Incorporated (Ohio)(6)
NYLINK Insurance Agency of Oklahoma, Incorporated (Oklahoma)(6)
NYLINK Insurance Agency of Texas, Incorporated (Texas)(6)

Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

        (1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

        (2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

        (3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

        (4)   Held through controlled Thai nominee holding company.

        (5) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

       (6) These entities are unaffiliated insurance agencies for which New York Life and its subsidiaries perform administrative services. These entities are not subsidiaries of New York Life and are included for informational purposes only.

Item 25. Indemnification.

                 Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 10.2 of the Registrant's Trust Instrument provides as follows:

                           10.2 Indemnification. The Trust shall indemnify each
                 of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                 The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant's Trust Instrument, filed herein as Exhibit 1, also provides for the indemnification of shareholders of the Registrant. Section
10.3 states as follows:

                           10.3 Shareholders. In case any Shareholder or former
                 Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

Item 26.         Business and Other Connections of Adviser.

                 McMorgan & Company LLC provides investment advisory services consisting of portfolio management for retirement plans and health and welfare funds, and as of June 30, 2005 had approximately $billion in assets under management primarily for employee benefit plans such as retirement plans and health and welfare funds.

                 For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-60509) filed by it under the Investment Advisers Act of 1940.

                 The business of New York Life Investment Management LLC (formerly MainStay Management LLC) is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated by reference.


                 The business or other connections of each manager and officer of New York Life Investment Management LLC (formerly MainStay Management LLC) is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (formerly MainStay Management LLC) (File No. 801-54912) and is hereby incorporated herein by reference.

Item 27.         Principal Underwriter.


                 (a) NYLIFE Distributors LLC, the principal underwriter for the Registrant's securities, acts as principal underwriter for the following investment companies:


                      The MainStay Funds
                      Eclipse Funds, Inc.
                      Eclipse Funds
                      McMorgan Funds

                 NYLIFE Distributors LLC also acts as the principal underwriter for:
                      NLIAC Variable Universal Life Separate Account I
                      NYLIAC Multi-Funded Annuity Separate Account I
                      NYLIAC Multi-Funded Annuity Separate Account II
                      NYLIAC Variable Annuity Separate Account I
                      NYLIAC Variable Annuity Separate Account II
                      NYLIAC Variable Annuity Separate Account III
                      NYLIAC Variable Life Insurance Separate Account
                      NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
                      NYLIAC Institutionally Owned Life Insurance Separate Account

                 (b)

          Name and Principal               Positions and Office with                   Positions and Office
          Business Address                 NYLIFE Distributors LLC                     with Registrant
          ------------------               -------------------------                   --------------------
            Boyce, Jefferson C. (2)                    Manager                                      None
            Brady, Robert E.(1)                        Manager, Vice President                      None
            Gallo, Michael G.(2)                       Manager, Senior V.P.                         None
            Hildebrand, Phillip J.(2)                  Manager                                      None
            Rock, Robert D.(2)                         Manager, Senior V.P.                         None
            Wendlandt, Gary, E. (2)                    Manager                                      None
            Burke, Derek (1)                           Chief Compliance Officer                     None
            McInerney, Barbara (1)                     Senior V.P.                                  None
            Calhoun, Jay S. (1)                        Senior V.P., Treasurer                       None
            Warga, Thomas J. (2)                       Senior V.P., Auditor                         None
            Fishler, Wendy (1)                         Senior V.P.                                  None
            Metheney, Stanley (2)                      Senior V.P.                                  None
            Boyle, Patrick G. (1)                      Senior Vice President                        None
            Krystel, David J. (1)                      Vice President                               None
            Livornese, Linda M. (2)                    Vice President                               None
            Quatela, Michael (2)                       Vice President                               None

            Zuccaro, Richard W. (2)                    Vice President                               None
            Leier, Albert (1)                          V.P. Financial Operations, CFO               None
            Arizmendi, Arphelia (1)                    Corporate V.P.                               Assistant Treasurer

            Cirillo, Antoinette B. (1)                 Corporate V.P.                               Assistant Treasurer
            Harrington, Scott (1)                      Corporate V.P.                               None
            Lorito, Geraldine (1)                      Assistant V.P.                               None
            Anselmi, Robert A. (2)                     Secretary                                    None
            Somelofske, Thomas, J. (1)                 Assistant V.P.                               None
            Murray, Thomas J. (2)                      Corporate V.P.                               None

(1)        169 Lackawanna Avenue, Parsippany, NJ  07054

(2)         51 Madison Avenue, New York, NY  10010

                 (c)  Not Applicable.

Item 28.         Location of Accounts and Records.

                 All records described in Section 31(a) of the Act and the Rules
                 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Adviser, McMorgan & Company
                 LLC, One Bush Street, Suite 800, San Francisco, CA 94104, except for those maintained by the Fund's Custodian, The Bank of New York, 110 Washington Street, New York, NY 10286 and
                 McMorgan Funds' Sub-Adviser, Administrator and Fund Accounting
                 Services Agent, New York Life Investment Management LLC, 169
                 Lackawanna Avenue, Parsippany, NJ 07054 and 51 Madison Avenue,
                 New York, NY 10010 and the Funds' Transfer Agent, NYLIM Service
                 Company LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054.

Item 29.         Management Services.

                 There are no management-related service contracts not discussed in Part A or Part B.

Item 30.         Undertakings.

                           Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 20 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California on the 17th day of August, 2005.


                                                  McMorgan Funds
                                                  Registrant

                                                  By /s/ Mark R. Taylor
                                                     ---------------------
                                                     Mark R. Taylor,
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of McMorgan Funds has been signed below by the following persons in the capacities and on the date indicated.

Signature                                            Capacity                                    Date
---------                                            --------                                    ----

/s/ Mark R. Taylor                                   President, Principal Executive Officer & Trustee
------------------
Mark R. Taylor

/s/ Kenneth I. Rosenblum*                            Chairman & Trustee
-------------------------
Kenneth I. Rosenblum

/s/ Walter B. Rose*                                  Trustee
-------------------
Walter B. Rose

/s/ Robert C. Daney*                                 Trustee
--------------------
Robert C. Daney

/s/ Alan Lindquist*                                  Trustee
-------------------
Alan Lindquist

/s/ Jeffrey J. Gaboury
----------------------
Jeffrey J. Gaboury

*By: /s/ Jill S. Kopin, as Attorney-in-Fact
     and Agent pursuant to Power of Attorney